1997 annual report

                            $500,000,000 [encircled]




                                         [Citizens logo]CITIZENS
                                                        TRUST
                                          More than half-a-billion dollars
                                          in socially responsible investments.
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                        "Money is sharper than a sword."
                        -Ashanti (West African) proverb








Performance data quoted represents past performance which does not guarantee future results. Investment return and principal value in the Citizens Trust Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Please read our fund prospectus carefully, which includes complete details on fees and expenses, before you invest or send money. Should you need an additional prospectus, please call 800-223-7010.

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                                                                  Citizens Trust



                  Dear Shareholders:
[photo of
Sophia Collier]   I am pleased to report that the Fund as a whole has surpassed
                  $500 million in assets, with our flagship portfolio, Citizens
                  Index Portfolio, accounting for approximately one-half of this total. Our focus on achieving strong financial results through investing in socially responsible companies was well rewarded in fiscal 1997, with all the Fund's portfolios attaining positive returns for the one year ended 6/30/97. (Full details of each portfolio's performance are provided later in this report.)
    As long-time shareholders know, one of my personal measures of our success is how well our own Citizens Index Portfolio performs vs. the enormous Vanguard Index 500. I compare us to Vanguard because it is the nation's largest index fund. Like us, it is in the growth and income category. Its enormous size gives it a running start with a super-low expense ratio (.20 vs. 1.59 for the Citizens Index Portfolio). Yet, once again, we were able to beat Vanguard and deliver a higher total return to those sharehol ders who chose our socially responsible option.
    For the one year ended 7/31/97, our Citizens Index Portfolio (Retail class) had a total return of 56.4%, while Vanguard, as reported in the Wall Street Journal, had a total return of 52.0%. For the year ended 6/30/97, the numbers were Citizens: 35.9%; Vanguard: 34.6%; and since our inception on 3/3/95, Citizens Index Portfolio had an average annual return of 29.8% vs. Vanguard Index 500's average annual return since its inception (8/1/76) of 14.9%. The "since inception" numbers are not a meaningful basis of comparison for these two portfolios, because Vanguard has operated through many market cycles and the Citizens Index Portfolio has been in just one. However, it is interesting to look at Vanguard's numbers because it is a portfolio that began at the end of the Nixon era and has continued to be fully invested until today. If Citizens Index is able to create results like this over the long term (or perhaps a little better!), I will be very happy with our achievement. We are currently enjoying a very strong period in the stock market that cannot continue forever. Bad years inevitably follow good years, but good years return again.
    So, in times like this, it is reassuring to remember that careful social research is the foundation for every investment we make. In soaring stock markets, even a portfolio chosen with darts can be a winner; but this is not always true. Through social research, we try to avoid companies with poor records and invest only in the most promising. Over time, we believe this is a systematic advantage.
    Another area where we have made significant progress in 1997 has been in our operations area. Our call center is now routinely answering 80% of its calls within 20 seconds or less. As we grow larger, we have been able to invest in new technology, training and improved systems that we believe will continue to result in further improvements.
    When we passed the $500 million mark, we had many friends call to congratulate us and ask when will we get to $1 billion in assets. Soon, we hope - but not because we value growth for its own sake. Our first priority is always to serve you, our existing shareholders - to help you achieve your goals of strong financial performance by investing in companies operated in a manner consistent with your values.


/s/ Sophia Collier
Sophia Collier
President
August 11, 1997
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1997 Annual Report
Manager's Comments


A New Way Of Doing Business?

In the first six months of 1997, the U.S. equity market has continued the growth of 1996 by rising more than 20%. While the first quarter of 1997 "only" returned 2.61% - which, on an annualized basis, almost exactly matches the 10.5% average annual equity return since 1926 - April through June posted S&P 500 returns of over 19%. The 12-month S&P 500 return ending June 30, 1997 was a robust 34.6%. Our own Citizens Index returned 38.7% for the same period.
    How long and how high can this economic expansion go? That's the question investors are asking after another year of economic growth. The economy expanded by an astonishing 5.8% pace in the first quarter of 1997 - the fastest in nearly a decade - and drove the unemployment rate down to a 24-year low of 4.8%. As socially responsible investors, it is heartening to see low unemployment co-existing with strong economic growth. Past investment opinion has held that unemployment at too low a level can actually hurt the economy by stalling business productivity; as fewer workers become available to make more products, productivity falls and the economy slows down. The strength of the economy suggests there is a new breed of smart company out there, finding ways to maximize their productivity by building positive work environments, producing products its workers can be proud of and respecting the environment in which we all must live. These companies are a driving force in the current economic expansion, and we think they're building a new business paradigm for the next century.
    Undoubtedly, the ups and downs of the economic cycle will continue. By post-war economic standards, this economic expansion is already considered mature, prompting the pessimistic "Bears" to ask their favorite question, "Is it time for a recession?" But looking further into the data, no pressing evidence for an impending recession exists at this moment in time. Inflation is very low. Of six expansions in the past 40 years, this current expansion is only the third longest and the one with the slowest rate of growth measured across its entire duration. Economic expansions tend to falter because of excesses in the marketplace. As the slowest of the economic expansions by a significant factor, today's expansion demonstrates a good case for continued growth.
    In theory, an economic expansion can continue for an unlimited period of time, provided it does not overheat the economy. In practice, however, all expansions have eventually ended. By keeping this cyclical nature of the markets in mind, investors can benefit the most from good times by saving profits to carry them through the flat or down years.


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1997 Annual Report                                                Citizens Trust
Manager's Comments


Manager's Comments

Annual Recap/Citizens Index Portfolio As readers of our
prospectus know, the investment strategy of the Citizens     [photo of Edwin Ek]
Index Portfolio is to stay as closely invested in the         Edwin Ek
Citizens Index as possible. This was a rewarding strategy     a member of the
in the fiscal year ending June 30, 1997. The Citizens         Citizens Index
Index Portfolio retail class share's average annual return    Portfolio manage-
since inception (3/3/95) was 29.8% as of June 30, 1997,       ment team.
and its one-year total return was 35.9%. The Index
Portfolio retail class shares did so well, in fact, that among the 128 index funds tracked by Morningstar Inc., the Citizens Index Portfolio was ranked #6 in total return for the year ending June 30, 1997.

Citizens Index Portfolio (Retail Class)
Standardized total return since inception

Citizens Index Portfolio
   (Retail Class)                 S&P 500               Citizens Index
     $10,000                      $10,000                   $10,000

   1995   10,940                1995   11,318             1995   11,469
   1996   13,501                1996   14,260             1996   14,447
   1997   18,347                1997   19,209             1997   20,079

Past performance does not guarantee future results. Standardized total return for the period ending 6/30/97: one year 35.88%; since inception 29.77%. Portfolio commenced operations on March 3, 1995.

    The portfolio's institutional class shares were ranked #2 in the same category. Institutional class shares are available for an investment of $100,000 and are used by many non-profit organizations and church groups.
    The bottom line was improved for all Index Portfolio shareholders this fiscal year, as the Fund's Adviser announced that the expense ratio for the portfolio had dropped by 23 basis points over the year. The Adviser has planned an intensive effort to do even more in the coming year.

                                                                               3

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1997 Annual Report
Manager's Comments

Portfolio:
Citizens Index
Objective:
Capital Appreciation

The Ground Rules: Invests up to 100% of assets at all times in the 300 companies that comprise the Citizens Index, in a fixed proportion equal to the market weight of each company.

The Results:
Total return for the year ending 6/30/97 was 35.88% with an average annual return since inception (3/3/95) of 29.77%. The institutional class shares had a total return for the year ending 6/30/97 of 36.93%, with an average annual return since inception (1/25/96) of 33.16%. The S&P 500 returned 34.57% for the one-year period ending 6/30/97.


     Last fiscal year was a very good one for the Citizens Index. The Citizens Index returned an impressive 38.7% versus 34.5% for the S&P 500*. Representative of the winners for the 12-month period were:

Dell Computer (+361%) - (Round Rock, Texas) designs and manufactures a variety of computer systems. Within the last 12 months, the company reported daily sales of more than $2 million in computers and related products via the Internet.

Spx Corp (+167%) - (Muskegon, Michigan) supplies tools and equipment to auto dealers around the globe; it also produces the Chilton car repair manuals. SPX has posted a 70% improvement in earnings per share since the beginning of the year and has adapted a new financial strategy; buying back stock and bond issues, as well as selling some of its divisions. The company believes the new strategy will help them move ahead in their plans for increased worldwide growth. SPX is not a holding in the S&P 500 Index, so it made a nice contribution to the Citizens Index over the last 12 months.

Microsoft Corporation (+110%) - (Redmond, Washington) is a leading provider of electronic software products, which include "Microsoft Windows" and "Microsoft Excel". Technology stocks as a group have been one of the reasons the Citizens Index has outperformed the S&P 500, and Microsoft contributed significantly to this sector.

     A couple of holdings in the Citizens Index which suffered negative returns for the period were also among our smallest holdings. Idexx Laboratories, Inc. (-68.31%) - (Westbrook, Maine) develops and manufactures veterinary test kits used in animal health and feed-quality applications. The company suffered from slower-than-expected sales, which caused high levels of costly inventory buildup. Global Village Communications (-63.64%) - (Sunnyvale, California) which develops and markets modems for personal compute rs. Shares fell significantly after they announced a $30 million restructuring plan and lower-than-expected sales, largely because of weak demand for Apple Computers (most of Global's modem products are used with Apple computers).



*The Citizens Index and the S&P 500 are unmanaged indices generally representative of common stock performance. Direct investments cannot be made in these indices. To make an actual investment in the Citizens Index Portfolio will involve fees, which are reported later in this document, but are not reflected in the performance of the Citizens Index.

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                                                                  Citizens Trust

    Looking ahead, the performance of the Citizens Index Portfolio should be similar to that of the large capitalization equity market as a whole. For the long-term investor, this has always been the appeal of an index fund. Tracking the economy through the domestic equity market has paid off for investors over time, especially when compared to the performance of more actively managed funds that try to "time" the swings in the market. Additionally, because the Citizens Index Portfolio is fully invested in the equity market (through its mirroring of the Citizens Index and its 300 companies), the composition of the portfolio, in part, is determined by our social screens. The effect of these screens on the portfolio's performance might be understood best by comparing the return of the Citizens Index vs. the return of the S&P 500 over the same time period.


Citizens Index Portfolio (Institutional Class)
Standardized total return since inception

Citizens Index Portfolio
 (Institutional Class)            S&P 500               Citizens Index
     $10,000                      $10,000                   $10,000

   1996   11,000                1996   10,898             1996   11,141
   1997   15,051                1997   14,680             1997   15,451


Past performance does not guarantee future results. Standardized total return for the period ended 6/30/97: one year 36.93%; since inception 33.16%. Portfolio commenced operations on January 25, 1996.

                                                                               5

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1997 Annual Report
Manager's Comments

[photo]             Annual Recap/Citizens Emerging Growth Portfolio
                    Over the last year, investors continued to favor the very
Richard Little,     largest capitalization equities at the expense of
a member of the     smaller, rapidly growing companies. The one-year return
Citizens Emerging   of the S&P 500 through 6/30/97 was 34.7%. The Citizens
Growth Portfolio    Emerging Growth Portfolio returned 4.03% during this
management team.    period. Investor preference for large-cap stocks now
                    may be reaching a peak. By fiscal year end, small company stocks had begun to outperform as strong fundamentals and now reasonable valuations are finally attracting investors. We had forecast this to occur in the semi-annual report, and it appears that our forecast is coming to fruition.
Among the major contributors to the portfolio's return over the last 12 months was Altera Corp., the dominant company in high-density programmable logic devices (PLDs). Last fall, we purchased the stock for $25; as of 6/30/97, the stock traded at $50. We continue to hold Altera because demand for their products from the communications and the broad-based computer market is robust.

Citizens Emerging Growth Portfolio -
Standardized total return since inception

   Citizens Emerging Growth Portfolio        Russell 2000 Index
             $10,000                              $10,000
          1994    9,300                        1994    9,123
          1995   12,238                        1995   10,768
          1996   17,430                        1996   13,353
          1997   18,133                        1997   15,517

Past performance does not guarantee future results. Standardized total return for the period ended 6/30/97: one year 4.03%; since inception 19.18%. Portfolio commenced operations on February 8, 1994.


    Another winner was CMAC Investment Corp., a leading mortgage insurer with an emphasis on the California market. We initiated a position in early 1997 at $32; the stock had risen nearly 50% by 6/30/97. We

6

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                                                                  Citizens Trust

continue to hold our position but have sold some stock to lock in gains.
    We initiated a position in Cienna, a leading supplier of wavelength multiplexing for fiberoptic telecom carriers, in mid-April at $27 5/8. Shortly thereafter, the market realized, as we had earlier, the company's outstanding fundamental prospects and moved the stock swiftly to the mid $40's. We sold our position and realized a 55% return in less than one month.
    The portfolio had its share of disappointments, also, largely due to the very negative psychology surrounding small-company investing over the last 12 months. Rather than suffer with dwindling stock prices, we sold some stocks at losses, when real or potential business problems appeared. Dataworks, purchased in late 1996, produced strong first-quarter 1997 results ahead of expectations. But unexpected balance sheet problems tainted future prospects. Corporate Express, which had been a long-term holding for our portfolio and historically had performed well, encountered business integration issues with a recent acquisition. This soon would equate to lower than expected earnings, so we sold the stock.
    Looking forward, the fundamentals for investment in mid-to-smaller capitalization companies are compelling. Relative valuations of smaller stocks vs. large capitalization stocks are extremely favorable. Many large companies now trade at valuations more than twice their actual growth rate, while smaller companies are far more reasonably priced. An impending capital gains tax cut also should focus investor attention on smaller stocks. Investor sentiment could turn quickly, and small stocks again could enjoy the favor in which they were regarded just 18 months ago. Such a turn in sentiment would be ideal for emerging growth investors, but we won't rely on predictions of market psychology. Instead, we will continue to adhere strictly to our investment disciplines. Our strategy focuses on company fundamentals, the solid underpinnings of success. Companies which are demonstrating strong business momentum and which continue to win within their markets are our investment candidates. To remain in our portfolio, companies must consistently meet these criteria.

Annual Recap/Citizens Global Equity Portfolio
Economic conditions during the last 12 months were mostly positive for global financial markets. Moderate growth and modest inflation in the G-7 countries


Portfolio:
Citizens Emerging Growth
Objective:
Aggressive Growth

The Ground Rules:
Invests in the common stock of U.S. domestic companies with an average capitalization of $2 billion; can invest in cash in times of market volatility or projected downturns.

The Results:
Total return for the year ending 6/30/97 was 4.03% with an average annual return since inception (2/8/94) of 19.18%. The Russell 2000 small-cap index returned 16.34% for the one-year period ending 6/30/97.

                                                                               7

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1997 Annual Report
Manager's Comments


[photo]             prompted central banks to keep interest rates at record
Lilia Clemente,     low levels. This, in turn, contributed to a pickup in
a member of the     global economic growth. Tightening U.S. labor markets
Citizens Global     and rising oil prices increased investor anxieties that
Equity Portfolio    higher inflation might prompt the Fed to tighten
management team.    credit, but U.S. economic growth slowed during the
                    summer, dampening inflation concerns. Global interest rates declined, and economies strengthened.
    The Citizens Global Equity Portfolio returned 21.70% for the 12-month period ended June 30, 1997, outpacing its benchmark index, the unmanaged Financial Times World Index, which rose 19.38% for the same period. The Global Equity's strong performance placed the portfolio in the top tier of all global funds tracked by Lipper Analytical Services, for year to date total return ending 6/30/97, with a rank of 14th out of 202 global funds. Since its inception in February 1994, the portfolio had an average annual return of 12.11% per year.

Citizens Global Equity Portfolio
Standardized total return since inception

Citizens Global Equity Portfolio       FT World Index (US Dollars)
          $10,000                              $10,000
       1994    9,800                        1994    9,911
       1995   10,757                        1995   10,589
       1996   12,104                        1996   12,267
       1997   14,731                        1997   14,645

Past performance does not guarantee future results. Standardized total return for the period ended 6/30/97: one year 21.70%; since inception 12.11%. Portfolio commenced operations on February 8, 1994.

    In the past 12 months, we continued to favor European countries based on the expectation of improving economies, falling inflation and monetary easing. Latin America was another one of our favorites, with our largest holdings located in Brazil and Mexico. Economic recovery, structural reforms, declining inflation and lower interest rates laid out the perfect setting for strong performance. On the other hand, we reduced substantially our positions in Asia, except Japan. Balance of payment problems, currency crisis in

8

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                                                                  Citizens Trust

Thailand and the strong dollar were major negatives for those markets. The worst performing markets in the past 12 months were all Asian: Thailand, -54%; the Philippines, -22% and Korea, -17.5%. We maintained our slightly underweight position in Japan with a focus on multinational companies within Japan that would benefit from the weaker yen. The United States also remained underweight. The high level of market valuations, the fear of rising interest rates and the continued strength of the U.S. dollar were the main elements behind our rationale.
    Our stock selection remained centered around four basic themes: high technology, business services (including telecommunications), health care and financial services.
    Among the major contributors to the portfolio's return over the last 12 months was, for the second year running, Tomra Systems +127%, a Norwegian company that specializes in beverage containers recycling machinery. Due to its strong technological innovation, Tomra is the market leader with an 80% global share. The company has been the main beneficiary of new regulations regarding recycling in both the U.S. and Europe, and is now expanding into Asia. Since inclusion in the portfolio in January 1995, the stock price has increased by more than 800%. Another winner is Banco Santander, whose share price has risen 126% over the past year. Santander is the premier banking and financial services provider in Spain, with strong international presence in Latin America. Another of our top performers, Telebras, is also a familiar name in Global Equity Portfolio. Telebras is the leading telecommunications company of Brazil, a country that has one of the lowest telephone penetration rates in the world. Telebras returned 118%.
    Though the portfolio's overall result was extremely strong, some positions hurt our return. The Philippines, which always has been one of our favorite Southeast Asian countries due to its on-going drive for economic and political reforms coupled with a very dynamic private sector, was badly hit due to fear of spillover from Thailand's financial crisis. Our two holdings in the Philippines were down by about 20%.
    The Global Equity Portfolio will continue to favor European markets where the fund has a 38% weighting. The current economic recovery, stable due to falling inflation, low interest rates and corporate restructuring drives all are reasons why we remain optimistic about Europe. In addition, widespread


Portfolio:
Citizens Global Equity Portfolio

Objective:
Capital Appreciation

The Ground Rules:
Can invest anywhere in the world, provided it holds at least 50% non-U.S. companies and a minimum of three countries. To reduce risk, cannot invest more than 25% in emerging markets.

The Results:
Total return for the year ending 6/30/97 was 21.70% with an average annual return since inception (2/8/94) of 12.11%. The Financial Times World Index returned 19.38% for the one-year period ending 6/30/97.


                                                                               9

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1997 Annual Report
Manager's Comments

[photo]               reform of pension systems will profoundly affect the
                      way in which Europeans invest. In Japan, where we
Gail Seneca,          expect to keep the same weighting, we continue to focus
a member of the       on Japanese companies that are beneficiaries of a
Citizens Income       weaker yen. Emerging markets have benefited as
Portfolio manage-     investors moved in, looking for value on the back of a
ment team.            poor performance in 1995. The most attractive region
                      continues to be Latin America, with Brazil, Mexico and Venezuela offering the best investment opportunities. A favorable inflation outlook as well as ongoing political and economic reform should support these markets. Mexico remains our favorite among the big four
                      Latin American markets for the second half of 1997. We are increasing our holdings in the U.S. by cutting down our cash, but we will remain underweight due to the fact that valuations appear to be stretched and the market seems some-what overextended.

Annual Recap/Citizens Income Portfolio
To the casual observer, the bond market might have appeared as though it were quite stable over the 12 months ending June 30, 1997. The benchmark 30-year Treasury Bond yielded 6.87% at the end of June 1996, and 6.78% at the end of June 1997. In fact, interest rates were quite volatile over the course of the year, fluctuating between 6.35% and 7.25%. It is important to remember that bond prices fall with an increase in interest rates, and fluctuations of a single basis point can change the value of a $1,000 bond by more than a dollar. A move from 6.35% to 7.25% could change the value of the same bond by as much as $120.
    These wide swings in interest rates mirrored shifts in investor concerns over Federal Reserve policy. Whenever Fed Chairman Greenspan threatened to raise interest rates, and finally did so last March, uneasy bond investors sold to avoid holding bonds whose value would be diminished in a higher interest rate environment. But when the Fed seemed unlikely to raise the interest rate, the bond market rallied. Chairman Greenspan's attempts to collar the runaway stock market with verbal warnings, and finally action, led to a bumpy ride for the bond market as a whole. During this volatile year, the Citizens Income Portfolio kept to its strategy of emphasizing high current income while maintaining a conservative intermediate term. While the broad bond market (as measured by the Lehman Brothers Corporate/Government Bond Index) returned 7.75% over the year ending June 30, 1997, the


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                                                                  Citizens Trust

conservative strategy of the Citizens Income Portfolio posted a strong 9.57% return over the same period. During the past year, our strongest returns were from corporate bond holdings. Top performers included Cobb Theaters, Tyco Toys, J.Q. Hammons Hotels and Smith's Food and Drug. Mortgage-backed securities issued by FHLMC, FNMA and GNMA also contributed to our strong performance during the year and will continue to be an important part of the portfolio.

Citizens Income Portfolio -
Standardized total return since inception


    Citizens Income Fund        Lehman Government/Corporate Intermediate
         $10,000                              $10,000
       1992   10,080                        1992   10,124
       1993   11,096                        1993   11,187
       1994   11,101                        1994   11,159
       1995   12,261                        1995   12,316
       1996   12,932                        1996   12,933
       1997   14,169                        1997   13,867


Past performance does not guarantee future results. Standardized total return for the period ended 6/30/97: one year 9.57%; since inception 7.12%. Portfolio commenced operations on June 30, 1992.

    In our semi-annual report at the end of 1996, we predicted the long (30-Year Treasury Bond) rates would fluctuate in the 6.00% to 7.25% range in 1997, and we continue to support this view for the coming 12 months. If the inflation rate remains below 3% in the U.S., and we think it will, the market should perform at least as well as it did over the prior 12 months. This means real or inflation-adjusted returns from bonds should remain attractive for both domestic and non-U.S. investors. Throughout the next year, we will continue to focus on providing above-market returns through our disciplined, low-risk strategy that proved so successful in the past year.


Portfolio:
Citizens Income Portfolio
Objective: High Current Income

The Ground Rules:
Invests at least 65% of its assets in taxable bonds rated as "investment grade".

The Results:
Total return for the year ending 6/30/97 was 9.57% with an average annual return since inception (6/10/92) of 7.12%. The average annual return for the five-year period ending 6/30/97 was 7.03%. The Lehman Brothers Corporate/Government Bond Index returned 7.75% for the one-year period ending 6/30/97.


                                                                              11

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1997 Annual Report
Manager's Commments


Portfolio:
Muir California Tax-Free Income
Portfolio Manager:

Team Objective:
Current income exempt from California State and Federal Taxes.

The Ground Rules:
Invests up to 100% in California municipal securities.

The Results:
One year total return for the year ending 6/30/97 was 6.55% with an average annual return since inception (6/10/91) of 6.27%. The average annual return for the five-year period ending 6/30/97 was 5.21%. The Lehman 7 Year Index returned 7.05% for the 12 months ended June 30, 1997. At 6/30/97, the current distribution rate for the Portfolio was 3.84%, which translates into a tax equivalent yield of more than 7% for California taxpayers.


Reorganization Of The Muir California Tax-Free Income Portfolio
The Citizens Trust Board of Trustees has recommended a reorganization of the Muir Portfolio requiring a proxy vote. The trustees have considered the issues inherent in the small size of the Muir and have concluded that, by combining the Muir Portfolio into the larger Income Portfolio, assets could be more efficiently managed, expenses reduced and rate of return increased without increased risk.
    Although Muir Portfolio shareholders no longer will hold tax free securities after the reorganization is completed, they still will be invested in a fixed-income portfolio with a mandate to provide "current income and pay a dividend every month." In the opinion of the Trustees, any tax consequences are outweighed by the likelihood of lower expenses and the possibility of higher returns flowing to Muir Portfolio shareholders once they become shareholders of the Citizens Income Portfolio.
    Please see the Portfolio Manager's report for the Citizens Income Portfolio for more information on the investment objectives and past performance of the Income Portfolio.


Annual Recap/Muir California Tax-Free Portfolio
Like other fixed-income portfolios, the Muir California Tax-Free has ridden the bumpy road provided by the volatile bond market of the last year. Long-term municipal bond rates fluctuated between 5.38% and 5.77% over the last 12 months
- a dramatic variance in a market that reevaluates the value of a bond on the move of just a few basis points.
    An excellent supply-demand situation led us to lengthen duration in the portfolio in 1997 to an average of 8.8 years. While this was about one year longer than our normal posture, it remained comfortably within an intermediate, and therefore conservative, duration range, which was our mandate.
    A potential new pitfall developed in the municipal market over the last year. As more individuals have become subject to the "Alternative Minimum Tax" (due mostly to the large amount of investment income in their overall income mix), Private Activity Municipal Bonds, or municipal bonds that are subject to AMT, became less popular and saw their value drop. Though these bonds constitute a small portion of the portfolio (16.3%), they did detract from overall performance.


$16,000

 15,000

 13,000

 12,000

 11,000

 10,000

  9,000

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                                                                  Citizens Trust

Muir California Tax-Free Income Portfolio -
Standardized total return since inception


  Muir California Tax-Free                   Lehman 7 Year
    Income Portfolio                        Municipal Index
         $10,000                              $10,000
       1992   10,800                        1992   10,760
       1993   12,159                        1993   12,007
       1994   12,164                        1994   12,366
       1994b  12,311                        1994b  12,497
       1995   12,945                        1995   13,393
       1996   13,554                        1996   14,135
       1997   14,442                        1997   15,132

Past performance does not guarantee future results. Standardized total return for the period ended 6/30/97: one year 6.55%; since inception 6.27%. Portfolio commenced operations on June 10, 1991.


Annual Recap/E[bullet]fund(R) and Working Assets Money Market Portfolios
An economy that refused to quit prompted the Fed to raise short-term rates for the first time in two-and-a-half years in March 1997. Typically, the Federal Reserve moves more than once. Consequently, since the March increase, the short-term market has been poised for even higher rates.
    In this volatile market, the Citizens Trust Money Market Portfolios have been rewarded for keeping maturities very short, thus being able to take advantage of rising rates. For the seven days ending 6/30/97, the Working Assets Money Market Fund has had an average maturity of 22 days and an effective yield of 4.54%. The E[bullet]fund(R) had an average maturity of 22 days as well and an effective yield of 5.87%.
    The innovative E[bullet]fund(R) performed exceptionally well in its second year. For the year ending 6/30/97, it was ranked #1 for total return among 292 money market portfolios tracked by Lipper Analytical Services, Inc. The portfolio materially benefited from a fee waiver of 0.5%.
    Boosting the E[bullet]fund(R)'s performance was the unique
E[bullet]fund(R) Refund that takes 1% of the purchases made with the portfolio's debit card and returns it to the portfolio up to 9.75% of the portfolio's gross investment income. This innovation enhances the traditional characteristics of a money market portfolio, namely safety and liquidity,


Money Market Portfolios:
E[bullet]fund(R) and Working Assets Money Market

Portfolio Manager:
Team

Objective:
Current income consistent with safety and liquidity.

Ground Rules:
Invest in liquid short-term money market instruments with the highest ratings by two agencies, while maintaining a weighted average maturity of 90 days or less.

Results:
As of 6/30/97, the E[bullet]fund(R) had a simple yield of 5.71% and a 7-day effective yield of 5.87%. The E[bullet]fund(R) was the #1 money market portfolio for total return among the 292 money market portfolios tracked by Lipper Analytical Services, Inc. for the year ending 6/30/97. The Working Assets Money Market portfolio (retail) had a 7-day simple yield of 4.44% and a 7-day effective yield of 4.54%. The Institutional class shares had a 7-day simple yield of 5.09% and a 7-day effective yield of 5.22%.

1997 Annual Report
Manager's Comments


by providing an additional source of secure income. The debit card and the free checking that come with the E[bullet]fund(R) make it an ultra-functional transactional account on a daily basis.
    For the remainder of 1997, Fed policy will be dictated by the expectations of future inflation and growth in the economy. As long as inflation remains benign, the Fed may be able to hold rates steady. The most recent economic data suggest this unusual outcome may be realized, since growth has slowed appreciably since the Fed's last move. Should inflation surface, however, we should expect the normal historical pattern of a series of rate hikes.
    The Working Assets Money Market Fund and E[bullet]fund(R) continue to be poised defensively with relatively short maturities. This position will allow us to benefit if rates rise. At the same time, since the yield curve is quite flat, we are earning virtually the highest yields available in the short-term market.

                                financial review

                          table of contents: [encircled]



           Statement of Investments . . . . . . . . . . . . . . .  16

           Statement of Assets and Liabilities . . . . . . . . . . 40

           Statement of Operations . . . . . . . . . . . . . . . . 43

           Statement of Changes in Net Assets . . . . . . . . . .  45

           Financial Highlights . . . . . . . . . . . . . . . . .  49

           Notes to Financial Statements . . . . . . . . . . . . . 57

           Report of Independent Certified Public Accounts . . . . 63

1997 Annual Report
Statement of Investments - June 30, 1997

Working Assets Money Market Portfolio

               Principal                               Security     Yield       Maturity        Value(a)
               Amount                                Description                 Date          (Note 1)
Certificates Of Deposit 0.49%
               100,000                         Bank Of New Jersey   5.160%      10/20/97       $100,000
               100,000                    Boston Bank Of Commerce   5.200%      10/20/97        100,000
               100,000                  Community Capital Bank CD   5.150%      10/20/97        100,000
               100,000                  Independence Bank Chicago   5.150%      12/27/97        100,000
               100,000                     Self Help Credit Union   5.230%       7/24/97        100,000
Total Certificates                                                                          ============
Of Deposit (Cost $500,000)                                                                      500,000

Commercial Paper 90.27%
             1,000,000            Air Products and Chemicals Inc.   5.520%       7/31/97        995,400
               165,000            Air Products and Chemicals Inc.   5.600%       8/22/97        163,665
               650,000                            Ameritech Corp.   5.500%       7/16/97        648,510
             3,200,000                            Ameritech Corp.   5.550%       7/16/97      3,192,600
             4,800,000               Bankers Trust New York Corp.   5.540%       9/10/97      4,747,555
             3,985,000                           Bank Of New York   5.535%       7/22/97      3,972,133
             2,400,000           Bell Atlantic Financial Services   5.580%        7/2/97      2,399,628
             1,700,000        Bell Atlantic Network Funding Corp.   5.580%       7/11/97      1,697,365
             4,800,000                           B.I.Funding Inc.   5.580%        9/3/97      4,752,384
               695,000                      Block Financial Corp.   6.200%        7/1/97        695,000
             4,800,000                          Campbell Soup Co.   5.500%        7/7/97      4,795,600
             4,800,000                        Chubb Capital Corp.   5.520%        7/7/97      4,795,584
             1,950,000                          Coca Cola Company   5.440%       7/22/97      1,943,812
             1,400,000 Cooperative Association of Tractor Dealers   5.640%        7/1/97      1,400,000
             1,700,000 Cooperative Association of Tractor Dealers   5.600%        8/1/97      1,691,802
             1,400,000 Cooperative Association of Tractor Dealers   5.620%        8/1/97      1,393,225
             2,745,000                  Countrywide Funding Corp.   5.580%        7/2/97      2,744,575
             2,000,000                  Countrywide Funding Corp.   5.570%       7/30/97      1,991,026
             3,560,000             Harley Davidson Dealer Funding   5.630%        7/9/97      3,555,546
             3,385,000                                Hasbro Inc.   5.570%       8/29/97      3,354,100
               440,000                                Hasbro Inc.   5.620%       10/7/97        433,268
             3,930,000                            Idaho Power Co.   5.530%       7/21/97      3,917,926
               870,000                            Idaho Power Co.   5.530%       7/24/97        866,926
             4,800,000  Mid States Corporate Federal Credit Union   5.570%       7/17/97      4,788,117
               960,000     Minnesota Mining and Manufacturing Co.   5.500%       7/22/97        956,920
               510,000     Minnesota Mining and Manufacturing Co.   5.500%       8/12/97        506,728
             4,800,000                               Pacific Bell   5.500%       7/18/97      4,787,533
             2,315,000                  Pitney Bowes Credit Corp.   5.500%       7/17/97      2,309,341
               600,000                  Pitney Bowes Credit Corp.   5.510%       7/18/97        598,439
               575,000                      Providian Corporation   5.550%       7/17/97        573,582
             2,315,000                      Providian Corporation   5.520%       7/21/97      2,307,901
             1,000,000                 Safeco Credit Company Inc.   5.580%       7/11/97        998,450
               325,000                 Safeco Credit Company Inc.   5.550%        8/8/97        323,096
             1,220,000                 Safeco Credit Company Inc.   5.550%       9/12/97      1,206,270

16                          See accompanying notes to financial statements.

Working Assets Money Market Portfolio (con't.)

    Principal                   Security              Yield         Maturity      Value(a)
     Amount                    Description                            Date        (Note 1)
Commercial Paper (con't.)

    3,630,000       Sears Roebuck Acceptance Corp.    5.550%         7/16/97     3,621,606
    3,025,000                  Sonoco Products Co.    5.520%         7/22/97     3,015,260
    3,760,000   Toronto Dominion Holdings USA Inc.    5.500%         7/11/97     3,754,256
    4,800,000                       Toys R Us Inc.    5.470%          7/2/97     4,799,270
    2,000,000                   Xerox Credit Corp.    5.530%          7/8/97     1,997,849
Total Commercial Paper                                                       -------------
(Cost $92,692,248)                                                              92,692,248

Farmers Home
Administration 0.17%

      177,296                  Variable Rate Notes    7.125%
                             (Cost $177,296) (b)(e)                         (b)    177,296

Total Farmers                                                                 ------------
Home Administration (Cost $177,296)                                                177,296
US Government
Agencies 2.52%
    1,000,000Student          Loan Marketing Assn.    5.286%        11/20/97     1,000,133
    1,585,000Student          Loan Marketing Assn.    5.265%        10/17/97     1,584,570

Total US Government                                                          -------------
Agencies(Cost $2,584,703)                                                        2,584,703


Small Business
Administration 3.90%
   3,999,424                   Variable Rate Notes    6.895-8.375%
                            (Cost $4,005,950)(b)(c)                        (b)  4,005,950

Total Small                                                                  ------------
Business Administration                                                         4,005,950

Total Investments 97.35%                                                     ============
(Cost $99,960,197)(d)                                                          99,960,197

Other assets,
less liabilities 2.65%                                                          2,723,100
                                                                             ------------
Net Assets 100%                                                              $102,683,297
                                                                             ============

Key:

(a) Investments are based upon amortized cost method.
(b) Variable rates are subject to change for the time periods ranging from every 7 to every 90 days.
(c) Includes a total of 10 notes.
(d) Cost for federal income tax purposes is the same.
(e) Includes a total of 2 notes.

                See accompanying notes to financial statements.

1997 Annual Report
Statement of Investmants-June 30,1997


Citizens Income Fund

    Principal                                Security       Yield         Maturity    Value(a)
     Amount                               Description                         Date    (Note 1)
Corporate Bonds 73.66%

Advertising and Publishing 4.62%
     1,400,000                        Time Warner Inc.       9.125%        1/13/15  $1,536,400
                                                                                    ----------
                                                                                     1,536,400
Amusement 6.32%
       760,000                           Cobb Theatres      10.625%         3/1/03     833,150
     1,250,000                    John Q Hammon Hotels       8.875%        2/15/04   1,267,188
                                                                                     ---------
                                                                                     2,100,338
Banks 3.32%
       100,000                 First Chicago NBD Corp.       7.25%         8/15/04     101,269
       500,000           Security Capital Pacific Inc.       7.90%         2/15/16     504,530
       500,000        Wells Fargo Capital Appreciation      8.125%         12/1/26     497,855
                                                                                     ---------
                                                                                     1,103,654
Broadcasting and
Communication 7.27%
       750,000                   Jones Intercable Inc.      11.500         7/15/04     800,625
       800,000                          Panamset Corp.       9.75%          8/1/00     841,000
       750,000                   Sullivan Broadcasting      10.250        12/15/05     774,375
                                                                                     ---------
                                                                                     2,416,000
Computer, Office and
Business Equipment 8.67%
     1,600,000                  Corporate Express Inc.       9.125         3/15/04   1,594,000
        15,000                         Microsoft Corp.       0.00%        12/15/99   1,286,250
                                                                                     ---------
                                                                                     2,880,250
Financial Services
and Insurance 15.23%
       250,000          Countrywide Capital Industries       8.000%       12/15/26     249,355
       325,000               Countrywide Funding Corp.       8.250%        7/15/02     342,423
       831,951           DLJ Mortgage Acceptance Corp.       6.620%        5/25/09     803,612
       700,000           Lehman Brothers Holdings Inc.       8.050%        1/15/19     713,384
       800,000                    Lehman Brothers Inc.       5.040%       12/15/03     807,744
        50,000                               MBIA Inc.       9.000%        2/15/01      53,452
     1,000,000               Property Trust of America       6.875%        2/15/08     970,660
     1,000,000                    Secured Finance Dels       9.050%       12/15/04   1,119,250
                                                                                    ----------
                                                                                     5,059,880

Food And Consumer
Products 3.56%

       400,000                              Kroger Co.       8.50%         6/15/03     418,500
       750,000       Smiths Food and Drug Centers Inc.       8.640%         7/2/12     765,000


                See accompanying notes to financial statements.

                                                                  Citizens Trust
                                           Statement of Investmants-June 30,1997


Citizens Income Fund (con't.)

    Principal                                Security       Yield         Maturity    Value(a)
     Amount                               Description                         Date    (Note 1)
                                                                                    ----------
                                                                                     1,183,500

Healthcare 4.39%
     1,000,000                       Healthsource Inc.       5.000%         3/1/03     990,000
        50,000           Kaiser Foundation Health Plan       9.000%        11/1/01      54,125
       150,000                         Manor Care Inc.       9.500%       11/15/02     157,125
       250,000                Quorum Health Group Inc.       8.750%        11/1/05     258,750
                                                                                    ----------
                                                                                     1,460,000

Business Products and Services 7.46%
       750,000                                MVE Inc.      12.500%        2/15/02     767,813
       900,000                   Neodata Services Inc.      12.000%         5/1/03     961,875
       750,000                  Williams Scotsman Inc.       9.875%         6/1/07     750,000
                                                                                    ----------
                                                                                     2,479,688

Real Estate 7.84%
     1,300,000          Erp Operating Ltd. Partnership       7.570%        8/15/26   1,311,908
     1,300,000             Weingarten Realty Investors       6.880%        6/25/27   1,292,290
                                                                                    ----------
                                                                                     2,604,198

Retail 4.98%
       360,000                   Barnes and Noble Inc.      11.875%        1/15/03     389,700
     1,202,000                             Mattel Inc.      10.125%        8/15/02   1,265,105
                                                                                    ----------
                                                                                     1,654,805
Total Corporate Bonds                                                               ----------
(Cost $24,107,186)                                                                  24,478,713

Warrants 0.07%
           750                       MVE Holdings Inc.                     2/15/02      22,500
Total Warrants (Cost $0)                                                            ----------
                                                                                        22,500

Long Term US
Government Agencies 18.39%

Federal Home Loan Mortage 3.97%

                                      Federal Home Loan 6.800-8.750%       6/15/05-
  1,305,322.90             Mortgage Pool Discount Notes                    4/15/18   1,321,535

Federal National
Mortgage Association 9.50%

                                       Federal National  0.00-8.00%        7/25/06-
    10,232,556                           Mortgage Assn.                    10/9/18   3,157,078

                See accompanying notes to financial statements.

1997 Annual Report
Statement of Investmants-June 30,1997

Citizens Income Fund (con't.)

    Principal                                Security       Yield         Maturity    Value(a)
     Amount                               Description                         Date    (Note 1)

Government National
Mortgage Association 4.92%
     1,616,295      Government National Mortgage Assn.   6.00-9.00%        4/15/07-  1,634,152
                                                                           6/15/23
Total Long Term                                                                    -----------
US Government Agencies (Cost $6,141,329)                                             6,112,765

Short Term Investments 6.22%
       600,000                Federal Farm Credit Bank       5.400%         7/7/97     599,460
       250,000                  Federal Home Loan Bank       5.370%         7/2/97     249,963
     1,000,000                  Federal Home Loan Bank       5.30%          7/1/97   1,000,000
       216,000         State Street Bank and Trust (b)       5.600%         7/1/97   $ 216,000

Total Short Term                                                                   -----------
Investments (Cost $2,065,423)                                                        2,065,423

Total Investments                                                                  -----------
(Cost $32,313,938)(a) 98.34%                                                        32,679,401

Other assets,                                                                      -----------
less liabilities 1.66%                                                                 550,769
                                                                                   ===========
Net Assets 100%                                                                    $33,230,170
                                                                                   ===========

Key:
(a) Cost for federal income tax purposes is the same.
(b) Collateralized by U.S. Government Securities having a market value of $222,772; value at maturity $216,034.


                See accompanying notes to financial statements.


                                                                  Citizens Trust
                                         Statement of Investments- June 30, 1997

Citizens Index Portfolio

     Share                                Security
    Amount                             Description            Value
Equities 99.53%

Apparel and
Textiles 0.71%
     2,300                        Gymboree Corp. (b)        $55,200
     6,500                        Liz Claiborne Inc.        303,062
     5,900                 Reebok International Ltd.        275,825
     3,300                             Russell Corp.         98,378
     1,300                   Springs Industries Inc.         68,575
     4,100                         Stride Rite Corp.         52,788
     3,400                  Tommy Hilfiger Corp. (b)        134,364
     5,400                                 V F Corp.        457,650
     4,500                        Warnaco Group Inc.        143,438
                                                          ---------
                                                          1,589,280

Banks 8.46%
    35,600                        Bank New York Inc.      1,548,600
    13,500                          BankBoston Corp.        972,843
     6,900              Bankers Trust New York Corp.        600,300
    18,300                        Barnett Banks Inc.        960,750
     9,700                             Comerica Inc.        664,060
    19,000                Corestates Financial Corp.      1,021,250
    28,684                   First Chicago NBD Corp.      1,735,381
    20,500                               Keycorp New      1,145,438
    23,800                         Mellon Bank Corp.      1,073,975
    20,300                       National City Corp.      1,065,750
    34,300                             Norwest Corp.      1,929,375
    29,500                            PNC Bank Corp.      1,227,938
    20,200                       Suntrust Banks Inc.      1,112,263
    13,100                                US Bancorp        840,038
    14,800                            Wachovia Corp.        863,025
     8,200                       Wells Fargo and Co.      2,209,900
                                                          ---------
                                                         18,970,886

Communications
Equipment 0.19%
     10,700     Ascend Communications Inc. (b)              421,312
                                                          ---------
                                                            421,312

Computer, Hardware and
Business Equipment 10.04%
    30,450                            3Com Corp. (b)      1,370,250
    11,300                          Amdahl Corp. (b)         98,875
    11,600                        Apple Computer (b)        165,300
    61,000                    Cisco Systems Inc. (b)      4,094,625
    25,200                 Compaq Computer Corp. (b)      2,501,100
    33,375    Computer Associates International Inc.      1,858,570

                See accompanying notes to financial statements.

                                                                              21


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Computer, Hardware and Business Equipment (con't.)

    15,300                   Dell Computer Corp. (b)      1,796,794
    13,700               Digital Equipment Corp. (b)        485,494
     1,100                          Dionex Corp. (b)         55,674
    22,600                             EMC Corp. (b)        876,787
    13,900                              Equifax Inc.        506,770
    41,200                          First Data Corp.      1,801,440
    14,100                     Gateway 2000 Inc. (b)        457,369
     4,000                      General Signal Corp.        174,738
    12,100                Ikon Office Solutions Inc.        301,744
    19,300                Micron Technology Inc. (b)        770,794
    31,900                           Novell Inc. (b)        221,306
    13,400                         Pitney Bowes Inc.        931,300
    16,300                 Silicon Graphics Inc. (b)        244,500
    33,900                 Sun Microsystems Inc. (b)      1,261,716
    10,600                 Tandem Computers Inc. (b)        214,650
    29,300                               Xerox Corp.      2,311,038
                                                         ----------
                                                         22,500,834

Construction And
Housing 1.15%
     2,600                   Apogee Enterprises Inc.         55,900
     3,500           Armstrong World Industries Inc.        256,812
     2,700                              Centex Corp.        109,688
     5,400           Choice Hotels Holdings Inc. (b)         91,463
    14,500                              HFS Inc. (b)        841,000
    14,800                               Masco Corp.        617,900
     2,100                               Pulte Corp.         72,580
     5,500                                 Rouse Co.        162,250
     8,200                             Stanley Works        328,000
     1,300                     TJ International Inc.         30,550
                                                         ----------
                                                          2,566,143

Consumer
Durables 0.29%
     1,255      Harman International Industries Inc.         52,866
     8,700                              Maytag Corp.        227,288
     1,100                                  Toro Co.         41,662
     6,200                           Whirlpool Corp.        338,288
                                                         ----------
                                                            660,104

Electronics 9.70%
    11,400           ADC Telecommunications Inc. (b)        380,475
    12,900           Advanced Micro Devices Inc. (b)        464,400
     8,100                          Altera Corp. (b)        409,050
     8,200       American Power Conversion Corp. (b)        155,800


                See accompanying notes to financial statements.

22


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Electronics (con't.)
    20,200                                  Amp Inc.        843,350
    16,600                Applied Materials Inc. (b)      1,175,488
     3,600                                Avnet Inc.        207,000
     1,800                               Belden Inc.         61,313
    11,900              General Instrument Corp. (b)        297,500
    10,000         Global Village Communications (b)         30,000
    93,300                       Hewlett Packard Co.      5,224,800
    75,200                               Intel Corp.     10,664,300
    13,000                       LSI Logic Corp. (b)        416,000
    11,468                                Molex Inc.        418,582
     3,800          National Service Industries Inc.        185,012
     3,600                        Perkin Elmer Corp.        286,425
     2,800                            Tektronix Inc.        168,000
     5,000                    Thomas and Betts Corp.        262,812
     4,000                  VLSI Technology Inc. (b)         94,500
                                                         ----------
                                                         21,744,807

Energy and
Utilities 1.96%
     7,300                  American Waterworks Inc.        156,859
     5,800                       Cal Energy Inc. (b)        220,400
     8,700              Consolidated Natural Gas Co.        468,169
    71,429                        Energia Global (b)        250,002
    23,400                               Enron Corp.        955,012
     3,500                           Idaho Power Co.        110,237
     7,000                     MCN Energy Group Inc.        213,850
     4,000                                Nicor Inc.        143,500
     2,600                                Oneok Inc.         83,688
     7,700                       Pacific Enterprises        258,912
     2,600                      Peoples Energy Corp.         97,338
     1,800               Philadelphia Suburban Corp.         34,515
     7,900                                Sonat Inc.        404,875
   120,000                   Vulcan Power Co. (b)(d)              0
     4,600                    Western Atlas Inc. (b)        336,950
    14,600                   Williams Companies Inc.        638,750
     1,000                Yankee Energy Systems Inc.         24,500
                                                         ----------
                                                          4,397,557

Financial Services
and Insurance 10.01%

     9,000                        Accustaff Inc. (b)        210,541
     9,200                      H F Ahmanson And Co.        395,600


                See accompanying notes to financial statements.

                                                                              23


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Financial Services
and Insurance (con't.)
    43,400                      American Express Co.      3,233,300
    22,187                    American General Corp.      1,059,417
    14,700                                 Aon Corp.        760,725
     4,900                          Beneficial Corp.        348,206
    16,100                               Chubb Corp.      1,076,687
     9,600        Countrywide Credit Industries Inc.        298,942
     5,300                          A G Edwards Inc.        226,575
    63,800           Federal Home Loan Mortage Corp.      2,193,125
    97,500           Federal National Mortgage Assn.      4,253,438
     7,400                          General Re Corp.      1,346,800
     5,300               Golden West Financial Corp.        371,000
    12,600             Great Western Financial Corp.        677,250
    12,500                Green Tree Financial Corp.        445,313
     5,900                     Jefferson Pilot Corp.        412,263
     4,000                                 MBIA Inc.        451,250
    30,650                                MBNA Corp.      1,122,556
    10,800                     MGIC Investment Corp.        517,725
     8,600             Providian Financial Corp. (b)        276,275
    11,600                              Safeco Corp.        541,575
    15,900                      Charles Schwab Corp.        646,930
     7,700                    St Paul Companies Inc.        587,125
    12,800                                UNUM Corp.        537,600
    11,600                           USF and G Corp.        278,400
     8,300                                Viad Corp.        159,775
                                                         ----------
                                                         22,428,393

Food and
Agriculture 11.93%
     4,200          Ben and Jerrys Homemade Inc. (b)         57,750
    42,700                         Campbell Soup Co.      2,135,000
     6,800                                Case Corp.        461,821
       400             Celestial Seasonings Inc. (b)         10,000
   227,700                         Coca Cola Company     15,369,750
    13,200                    CPC International Inc.      1,218,525
    14,800                        General Mills Inc.        963,850
    33,800                             H J Heinz Co.      1,559,025
    14,000                       Hershey Foods Corp.        774,375
    19,100                               Kellogg Co.      1,635,438
       450                          Odwalla Inc. (b)          5,400
    12,500                           Quaker Oats Co.        560,938
     2,500                           J M Smucker Co.         54,375
     6,100                            Supervalu Inc.        210,450
    16,000                               Sysco Corp.        584,000


                See accompanying notes to financial statements.

24


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

     2,008               Tootsie Roll Industies Inc.         89,356
     9,300                             Whitman Corp.        235,406
     1,800               Whole Foods Market Inc. (b)         59,625
       800       Wholesome And Hearty Foods Inc. (b)          6,500
       766                    Worthington Foods Inc.         18,767
    10,700                    William Wrigley Jr Co.        716,900
                                                         ----------
                                                         26,727,251

Healthcare and
Personal Care 9.40%
     3,432                                     Aegon        240,447
     7,100                                Alza Corp.        205,900
    12,100                           Avon Prods Inc.        853,806
     4,625                     Bergen Brunswig Corp.        128,922
     9,900                               Biomet Inc.        184,388
     1,200                       Cyanotech Corp. (b)          6,060
    31,500                     Healthsouth Corp. (b)        785,531
     3,500                       Idexx Labs Inc. (b)         43,531
     2,500                            Invacare Corp.         58,438
     5,200                           Manor Care Inc.        169,650
    21,900                            Medtronic Inc.      1,773,900
   110,900                        Merck and Co. Inc.     11,478,150
     1,550               Natures Sunshine Prods Inc.         28,094
     2,300                        Owens + Minor Inc.         34,356
     7,200              Oxford Health Plans Inc. (b)        522,410
     2,000                  Patterson Dental Co. (b)         68,850
     7,000                           Perrigo Co. (b)         88,944
     3,600      Physician Corporation of America (b)         22,950
     2,200                     R P Scherer Corp. (b)        113,575
    67,200                     Schering Plough Corp.      3,217,200
     2,200              Sofamor/Danek Group Inc. (b)        100,650
     8,700                  St Jude Medical Inc. (b)        339,300
     4,100             Sun Healthcare Group Inc. (b)         85,331
     3,900                Trigon Healthcare Inc. (b)         96,445
     3,000        Universal Health Services Inc. (b)        115,556
     6,400        Wellpoint Health Networks Inc. (b)        296,195
                                                         ----------
                                                         21,058,579

Industrial Products 1.37%
    10,000           Air Products and Chemicals Inc.        812,500
     2,100                         Betzdearborn Inc.        138,600
     2,200                       BMC Industries Inc.         75,350
    15,400                           Cognizant Corp.        623,700
     6,100                            Nalco Chem Co.        235,612



                See accompanying notes to financial statements.

                                                                              25


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Industrial Products (Con't)
    14,500                              Praxair Inc.        812,000
     9,200                             Sigma Aldrich        322,575
     2,500                              Wellman Inc.         43,438
                                                         ----------
                                                          3,063,775

Media 2.74%
    29,900                             Comcast Corp.        639,112
     8,100                    Dow Jones and Co. Inc.        325,519
     3,300               King World Productions Inc.        115,500
     9,200                McGraw Hill Companies Inc.        541,075
     4,900                            Meredith Corp.        142,100
     8,800                        New York Times Co.        435,600
    51,350                          Time Warner Inc.      2,477,638
     8,800                          Times Mirror Co.        486,200
    32,400                           Viacom Inc. (b)        972,000
                                                         ----------
                                                          6,134,744

Motor
Vehicles 0.52%
     2,700                       Federal Mogul Corp.         94,500
     3,500                Fleetwood Enterprises Inc.        104,344
    16,500                         Genuine Parts Co.        558,938
     6,600                      Harley Davidson Inc.        316,388
       900                                 SPX Corp.         58,330
     1,500                     Standard Products Co.         37,875
                                                         ----------
                                                          1,170,375

Non-ferrous
Metals 0.13%
    13,250                           Engelhard Corp.        277,422
     1,100                       Imco Recycling Inc.         20,762
                                                         ----------
                                                            298,184

Optical and
Photo 0.14%
                   3,300C Cube Microsystems Inc. (b)         57,956
     1,300                            Cymer Inc. (b)         61,821
     3,500                            Polaroid Corp.        194,250
                                                         ----------
                                                            314,027

Paper and Forest
Products 0.52%
     2,100                 Caraustar Industries Inc.         72,712
     4,100                  Consolidated Papers Inc.        221,400
     6,600                     Fort Howard Corp. (b)        334,125
     3,900                      Sealed Air Corp. (b)        185,250



                See accompanying notes to financial statements.

26


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

     8,310                       Sonoco Products Co.        252,936
     6,200                  Unisource Worldwide Inc.         99,200
                                                         ----------
                                                          1,165,623

Producer Goods 1.99%
     9,500                      Avery Dennison Corp.        381,188
     3,300                  Cincinnati Milacron Inc.         85,594
    23,400                             Deere and Co.      1,284,075
     2,000              Durco International Inc. (b)         58,500
    11,600                          Fedders USA Inc.         65,975
     2,100                                Idex Corp.         69,300
    22,900                  Illinois Tool Works Inc.      1,143,569
     1,000                           Ionics Inc. (b)         45,500
     3,300               Keystone International Inc.        114,469
     3,600                       Miller, Herman Inc.        129,600
     3,400                           Millipore Corp.        149,600
     1,500                             Nordson Corp.         96,375
     3,800                             Raychem Corp.        282,625
     5,600                              Snap On Inc.        220,500
     1,600                     Tecumseh Products Co.         95,800
       900                               Tennant Co.         29,925
     5,700                                Timken Co.        202,705
                                                         ----------
                                                          4,455,300

Recreation and
Entertainment 1.37%
     6,900                  American Greetings Corp.        256,162
     6,700                         Callaway Golf Co.        237,850
     4,900                      Coleman Co. Inc. (b)         84,525
     14,00                   Darden Restaurants Inc.        126,875
     6,500                     Harcourt General Inc.        309,563
    11,800                               Hasbro Inc.        334,825
     2,000                               Huffy Corp.         29,250
     3,400                              Jostens Inc.         90,950
    26,775                               Mattel Inc.        907,003
    13,800                           Rubbermaid Inc.        410,550
     7,200                       Starbucks Corp. (b)        280,350
                                                         ----------
                                                          3,067,903

Retail 6.88%
     2,800                 Barnes and Noble Inc. (b)        120,400
     7,800                          Bruno's Inc. (b)         89,700
    11,800                 Charming Shoppes Inc. (b)         61,581
    19,400                 Costco Companies Inc. (b)        637,775


                See accompanying notes to financial statements.

                                                                              27


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Retail (con't.)
    37,555                CUC International Inc. (b)        969,387
    15,400                                 CVS Corp.        789,250
     8,400                      Dollar General Corp.        319,882
    19,100      Federated Department Stores Inc. (b)        663,725
     3,500                    Fleming Companies Inc.         63,838
     2,800                         Footstar Inc. (b)         73,150
    25,100                                  Gap Inc.        975,763
     5,200                          Giant Foods Inc.        169,650
     2,900       Great Atlantic and Pacific Tea Inc.         78,844
     3,900                    Hannaford Brothers Co.        138,694
     6,800                           Kohls Corp. (b)        359,790
    23,300                            Kroger Co. (b)        675,700
    26,100                              Limited Inc.        528,525
     3,000                   Longs Drug Stores Corp.         78,563
    15,900                      Lowes Companies Inc.        590,288
     21,80                 May Department Stores Co.      1,030,050
     6,900                            Nordstrom Inc.        338,531
    22,700                           J C Penney Inc.      1,184,656
       300              Real Goods Trading Corp. (b)          1,650
    11,000                            Rite Aid Corp.        548,625
    36,000                     Sears Roebuck and Co.      1,935,000
    14,300                        TJX Companies Inc.        377,163
    26,200                        Toys R Us Inc. (b)        917,000
     5,700                          Tupperware Corp.        208,050
    22,600                              Walgreen Co.      1,211,925
    11,700                       Woolworth Corp. (b)        280,800
                                                         ----------
                                                         15,417,955

Software and
Data Processing 8.46%
     5,233                     A C Nielson Corp. (b)        102,697
     6,600                         Adobe System Inc.        231,412
     9,000                            America Online        500,625
     4,300                     Autodesk Incorporated        164,744
    26,900            Automatic Data Processing Inc.      1,264,300
     9,100                        H and R Block Inc.        293,475
     7,200                              DeLuxe Corp.        245,700
     1,100                        Dialogic Corp. (b)         29,287
    15,700                  Dun and Bradstreet Corp.        412,125
     2,800                        John H Harland Co.         63,875
   110,100                       Microsoft Corp. (b)     13,913,888
     8,600                          Moore Corp. Ltd.        169,313
     7,400                 Network General Corp. (b)        110,075


                See accompanying notes to financial statements.

28


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

    11,700           Parametric Technology Corp. (b)        497,981
     6,200                         Qualcomm Inc. (b)        315,425
     2,300                     Shared Medical System        124,200
     2,100                 Stratus Computer Inc. (b)        105,000
     7,200                           Sybase Inc. (b)        107,100
     5,600                               Tandy Corp.        313,600
                                                         ----------
                                                         18,964,822

Steel 0.12%
     4,500              Inland Steel Industries Inc.        117,563
     8,800               Worthington Industries Inc.        161,150
                                                         ----------
                                                            278,713

 Telephone 10.77%
    46,200          Airtouch Communications Inc. (b)      1,264,725
    17,100                              Alltel Corp.        571,781
    50,400                           Ameritech Corp.      3,424,050
    40,200                       Bell Atlantic Corp.      3,050,175
    91,200                           Bellsouth Corp.      4,229,400
     5,000              Mobile Telecommunication (b)         71,563
    83,759                   SBC Communications Inc.      5,182,588
    16,600                          Tellabs Inc. (b)        927,525
    44,000             U S West Communications Group      1,658,250
    55,700                  U S West Media Group (b)      1,127,925
    82,000                         Worldcom Inc. (b)      2,624,000
                                                         ----------
                                                         24,131,982

Tires and Rubber 0.11%
     2,000                               Bandag Inc.         98,000
     7,200                Cooper Tire and Rubber Co.        158,400
                                                         ----------
                                                            256,400

 Transportation 0.57%
     3,300                      Caliber Systems Inc.        122,925
    10,200                 Federal Express Corp. (b)        589,050
     5,150                    Illinois Central Corp.        179,928
     1,700                      Roadway Express Inc.         39,738
    13,400                    Southwest Airlines Co.        346,725
                                                         ----------
                                                          1,278,366

Total Equities                                           ----------
(Cost $147,221,660)                                     223,063,315

Short Term Investments 0.69%
 1,556,000      State Street Bank and Trust (e) 5.6%      1,556,000
                                              7/1/97


                See accompanying notes to financial statements.

                                                                              29


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Index Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Total Short Term Investments                              ---------
(Cost $1,556,000)                                         1,556,000

Total Investments                                       -----------
(Cost $148,777,660) (a) 100.22%                         224,619,315

Liabilities in excess
of other assets (.22%)                                     (502,682)

                                                        ------------
Net Assets 100%                                         $224,116,633
                                                        ============

Key:
(a) Cost for federal income tax purposes is the same.
(b) Non-income producing security.
(c) Restricted security, see note 4.
(d) Security deemed worthless.
(e) Collateralized by U.S. Government Securities having a market value of $1,589,779; value at maturity $1,556,242.


                See accompanying notes to financial statements.

30


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Emerging Growth Portfolio

     Share                                Security
    Amount                             Description            Value
Equities 94.52%

Apparel and
Textiles 2.42%
    20,000         Pacific Sunwear of California (b)        645,000
    37,000                            Interface Inc.        818,625
                                                         ----------
                                                          1,463,625

Banks 5.59%
    33,230                  ContiFinancial Corp. (b)      1,212,895
    31,810                             Comerica Inc.      2,163,080
                                                         ----------
                                                          3,375,975

Broadcasting and
Communications 4.39%
     26,00          Clear Channel Communications (b)      1,599,000
    23,550                       Evergreen Media (b)      1,050,919
                                                         ----------
                                                          2,649,919

Computer, Office and
Business Equipment 18.81%
    29,810                            3Com Corp. (b)      1,341,450
    50,000                          Clarify Inc. (b)        565,625
    25,000                       Compuware Corp. (b)      1,231,250
    13,500                   Dell Computer Corp. (b)      1,585,406
    17,800          Electronics For Imaging Inc. (b)        841,050
    35,000             Flextronics International (b)        945,000
    30,000    Integrated Process Equipment Corp. (b)        771,249
    40,300                            Knoll Inc. (b)        957,125
    15,000                   Linear Technology Corp.        776,250
     9,500                    McAfee Assocs Inc. (b)        589,812
    25,000               Wind River Systems Inc. (b)        946,875
    16,300                           Xilinx Inc. (b)        799,719
                                                         ----------
                                                         11,350,811

Electronics 4.91%
    28,500                          Altera Corp. (b)      1,439,250
    21,500                Applied Materials Inc. (b)      1,522,469
                                                         ----------
                                                          2,961,719

Financial Services and
Insurance 8.90%
    46,000                     CMAC Investment Corp.      2,196,500
    34,800          Coast Savings Financial Inc. (b)      1,581,225


                See accompanying notes to financial statements.

                                                                              31


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Emerging Growth Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value

Financial Services and
Insurance (con't.)
    32,500                           SunAmerica Inc.      1,590,063
                                                         ----------
                                                          5,367,788

Food and Consumer
Products 1.57%
    20,000             Jones Medical Industries Inc.        950,000
                                                         ----------
                                                            950,000

Health and
Personal Care 1.18%
    40,000             American Retirement Corp. (b)        710,000
                                                         ----------
                                                            710,000

Healthcare 14.72%
     9,000          Agouron Pharmaceuticals Inc. (b)        727,875
    20,000                   BioChem Pharma Inc. (b)        445,000
    66,620                     Healthsouth Corp. (b)      1,661,336
    21,000                            McKesson Corp.      1,627,500
    52,010     Nitinol Medical Technologies Inc. (b)        786,651
    75,000      Physician Sales and Services Inc. (b      1,425,000
    10,400         Quintiles Transnational Corp. (b)        724,100
    40,000                       Spine-Tech Inc. (b)      1,485,000
                                                         ----------
                                                          8,882,462

Industrial
Products 5.29%
    20,420                         Betzdearborn Inc.      1,347,720
    32,900                              Praxair Inc.      1,842,400
                                                         ----------
                                                          3,190,120

Optical and
Photo 1.09%

    13,500                            Cymer Inc. (b)        658,125
                                                         ----------
                                                            658,125

Producer Goods 2.88%
    15,000                             Deere and Co.        823,125
    25,400                       Miller, Herman Inc.        914,400
                                                         ----------
                                                          1,737,525

Recreation and
Entertainment 2.82%
    16,980                         Callaway Golf Co.        602,790
    52,400       Suburban Lodges of America Inc. (b)      1,100,400
                                                         ----------
                                                          1,703,190

                See accompanying notes to financial statements.

32


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Emerging Growth Portfolio (Con't.)

     Share                                Security
    Amount                             Description            Value
Retail 6.74%
    33,470                                 CVS Corp.      1,715,337
    25,000                  Michaels Stores Inc. (b)        529,688
    69,120                        TJX Companies Inc.      1,823,040
                                                         ----------
                                                          4,068,065

Software and
Data Processing 13.21%
    29,000            Automatic Data Processing Inc.      1,363,000
    17,740                         Baan Co. N.V. (b)      1,221,842
    29,280                 Dr Solomons Group PLC (b)        742,980
    33,180                     HNC Software Inc. (b)      1,264,988
    23,600                       Peoplesoft Inc. (b)      1,244,900
    25,600                   Saville Systems PLC (b)      1,331,200
    23,200    Transaction System Architects Inc. (b)        800,400
                                                         ----------
                                                          7,969,310

Total Equities                                           ----------
(Cost $65,360,878) 94.52%                                57,038,634

Short Term
Investments 19.89%
                         State Street Bank and Trust
12,000,000                        5.6%, 07/01/97 (c)     12,000,000

Total Short Term Investments                             ----------
(Cost $12,000,000.00)                                    12,000,000

Total Investments                                        ----------
(Cost $62,496,345) (a) 114.41%                           69,038,634

Liabilities in excess
of other assets (14.41%)                                 (8,697,703)

                                                         -----------
Net Assets 100%                                          $60,340,931
                                                         ===========

Key:
(a) Cost for federal income tax purposes is the same.
(b) Non-income producing security.
(c) Collateralized by U.S. Government Securities having a market value of $12,242,310; value at maturity $12,001,867.



                See accompanying notes to financial statements.

                                                                              33


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Global Equity Fund

     Share                                Security
    Amount                             Description            Value
Equities 85.81%
Belgium 1.50%
     2,186                            Barco N.V. (Electronics)       $443,281
                                                                   ----------
                                                                      443,281

France 5.61%

    5,000         SGS-Thomson Microelectronics N.V.(b) (Electronics)    395,167
    2,000                              Legrand (Industrial Products)    352,584
    3,000            Hermes International (Retail/Consumer Products)    281,045
    4,000                         Salomon (Retail/Consumer Products)    305,301
      848                  Adecco SA (Temporary Employment Services)    325,857
                                                                     ----------
                                                                      1,659,954

Germany 1.37%
    1,950                      SAP AG (Software and Data Processing)    405,100
                                                                     ----------
                                                                        405,100

Great Britain 5.95%
   32,000            Reed International (Advertising and Publishing)    308,894
   24,500                      National Westminster Bank PLC (Banks)     42,340
    8,000       Norwich Union (b) (Financial Services and Insurance)    329,260
   36,000      Powerscreen International Group (Industrial Products)    393,640
   32,000                            Next (Retail/Consumer Products)    361,087
   35,326                     BAA (Transportation/Business Services)    325,420
                                                                     ----------
                                                                      1,760,641

Ireland 1.70%
   46,041                                    Bank Of Ireland (Banks)    503,572
                                                                     ----------
                                                                        503,572

Italy 3.37%
   76,000                         Bulgari (Retail/Consumer Products)    429,691
  177,000                             Telecom Italia (b) (Telephone)    567,460
                                                                     ----------
                                                                        997,151

Japan 13.60%
   28,000                           Bank of Tokyo Mitsubishi (Banks)    562,789
   26,000     Canon Inc. (Computer, Hardware and Business Equipment)    708,905
   14,800 Tokyo Electron (Computer, Hardware and Business Equipment)    708,765
   46,000                                    NEC Corp. (Electronics)    643,188
    4,000                                    TDK Corp. (Electronics)    293,979
    6,000                Ito-Yokado Co. (Food And Consumer Products)    348,685
   18,000                    Fuji Photo Film Co. (Optical and Photo)    725,159
      620                  Familymart Co. (Retail/Consumer Products)     30,450
                                                                     ----------
                                                                      4,021,920


                See accompanying notes to financial statements.

34


                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Citizens Global Equity Fund (Con't.)

     Share                                Security
    Amount                             Description            Value
Mexico 3.72%

  275,000               Grupo Financiero Banamex Acciual (b) (Banks)    645,797

  217,000  Cifra, S.A. de C.V., Class B (Food And Consumer Products)    403,746

   26,541  Cifra, S.A. de C.V., Class A (Food And Consumer Products)     48,980
                                                                     ----------
                                                                      1,098,523

Netherlands 3.50%
                                            OCE-Van Der Grinten N.V.
    2,511                (Computer, Hardware and Business Equipment)          0
    3,927                   Aegon (Financial Services and Insurance)    274,584
   15,000                       Ver Ned Uitgevers (Publishing/Media)    332,258
    6,300       Baan Company N.V. (b) (Software and Data Processing)    427,648
                                                                     ----------
                                                                      1,034,490

Norway 3.08%
   30,000                    Tomra Systems A/S (Industrial Products)    614,687
   14,900                               Schibsted (Publishing/Media)    295,118
                                                                     ----------
                                                                        909,805

Philippines 1.65%
   15,000                           Metro Bank and Trust Co. (Banks)    318,471
  235,000                  Ayala Corp. (Conglomerate/Multi-industry)    169,283
                                                                     ----------
                                                                        487,754

Portugal 0.82%
    6,000                               Portugal Telecom (Telephone)    242,335
                                                                     ----------
                                                                        242,335

Spain 3.54%
   19,500                                    Banco Santander (Banks)    601,958
       55              Aguas De Barcelona (Utilities/Water Services)      2,255
   15,300                           Telefonica De Espana (Telephone)    443,177
                                                                     ----------
                                                                      1,047,390

Sweden 1.49%
   22,000          Trygg-Hansa AB (Financial Services and Insurance)    439,580
                                                                     ----------
                                                                        439,580

Switzerland 4.09%
    1,200  Zurich Versicherun (b) (Financial Services and Insurance)    478,238
      650                  Sulzer Brothers Ltd (Industrial Products)    557,328
      452                  Adecco SA (Temporary Employment Services)    173,626
                                                                     ----------
                                                                      1,209,192

United States 30.82%
   10,000                                 Suntrust Bank Inc. (Banks)    550,625
   13,800             Unibanco Uniao De Barncos Bras ADR (b) (Banks)    512,325


                See accompanying notes to financial statements.

                                                                              35


1997 Annual Report
Statement of Investments - June 30, 1997

Citizens Global Equity Fund

     Share                                Security
    Amount                             Description            Value
United States (con't.)
                                              Cisco Systems Inc. (b)
   10,300                (Computer, Hardware and Business Equipment)    691,388
                              Computer Associates International Inc.
    6,000                (Computer, Hardware and Business Equipment)    334,125
                                           Sun Microsystems Inc. (b)
    5,000                (Computer, Hardware and Business Equipment)    186,094
    6,000                                  Intel Corp. (Electronics)    850,875
   14,000             Fresenius Medical Care AG ADR (b) (Healthcare)    407,750
                               Federal National Mortgage Association
   11,500                         (Financial Services and Insurance)    501,688
    6,500                            Merck and Co. Inc. (Healthcare)    672,750
    6,300      Air Products and Chemicals Inc. (Industrial Products)    511,875
   10,000                  Illinois Tool Works Inc. (Producer Goods)    499,375
   10,000        SunGuard Data Systems (b) (Software and Processing)    465,000
   18,000               Airtouch Communications Inc. (b) (Telephone)    492,750
    8,200               Telecomunicacoes Brasileiras ADR (Telephone)  1,244,350
   15,000                    Telefonica Del Peru ADR (b) (Telephone)    392,813
   25,000                              Worldcom Inc. (b) (Telephone)    800,000
                                                                    -----------
                                                                      9,113,783

                                                                    -----------
Total Equities (Cost $18,627,095)                                    25,374,471
Short Term Investments 13.32%
                                                                    -----------
                           State Street Bank and Trust 5.6%, 7/1/97   3,940,000

Total Short Term Investments                                        -----------
(Cost $3,940,000.00)                                                  3,940,000

Total Investments                                                   -----------
(Cost $22,567,095)(a) 99.13%                                         29,314,471

Other assets, less liabilities 0.87%                                    258,485

                                                                    -----------
Net Assets 100%                                                     $29,572,956
                                                                    ===========

Key:
(a) Cost for federal income tax purposes is the same.
(b) Non-income producing security.
(c) Collateralized by U.S. Government Securities having a maket value of $4,020,014; value at maturity $3,940,613.



                See accompanying notes to financial statements.

                                                                  Citizens Trust
                                        Statement of Investments - June 30, 1997

Muir California Tax-Free Income Portfolio

Principal             Security                                           Yield     Maturity        Value(a)
Amount                Description                                                    Date          (Note 1)
Municipal Securities 93.43%

Affordable
Housing 14.08%
                                              California Housing
     725,000                              Finance Agency Revenue         6.000%       2/1/05       $754,761
                                        California State Housing
     750,000                              Finance Agency Revenue         6.150%       8/1/16        773,655
                                        California State Housing
     100,000                              Finance Agency Revenue         7.250%       4/1/07        100,743
      10,000                  Los Angeles CA Single Family Homes         6.750%       6/1/05         10,477
      30,000           Riverside County CA Single Family Revenue         6.850%      10/1/16         33,101
                                                                                                 ----------
                                                                                                  1,672,737

Education and
Health 17.51%
     500,000              Duarte CA Certification of Partnership         6.125%       4/1/13        507,160
     500,000              Healdsburg CA United High School Dist.         5.300%      7/15/10        507,370
     500,000                    Santa Monica Malibu School Dist.         5.500%       8/1/15        500,315
     500,000                         University CA Revenue Bonds         6.875%       9/1/16        564,280
                                                                                                 ----------
                                                                                                  2,079,125

Environmental 61.84%
     500,000             Burbank CA Wastewater Treatment Revenue         5.500%       6/1/15        496,530
                                                California State
     500,000                       Department of Water Resources         5.000%      12/1/19        454,190
     500,000          East Bay CA Municipal Utility District 001         5.000%       4/1/15        464,800
                                                 Kings County CA
     440,000                          Waste Management Authority         6.000%      10/1/99        450,032
     500,000                  Los Angeles CA Department Airports         5.800%      5/15/09        521,085
     500,000                  Los Angeles County CA Public Works         6.000%      10/1/15        515,055
     500,000                Metropolitan Water District South CA         5.000%       7/1/13        478,130
     500,000           Midpeninsula Regional Open Space District         5.900%       9/1/14        512,780
     500,000                     Mountain View CA Shoreline Park         5.600%       8/1/10        514,755
     515,000                           Pasadena CA Water Revenue         5.000%       7/1/18        466,446
                                                 Rancho CA Water
     500,000                        District Financing Authority         5.000%      8/15/14        471,845
     500,000        San Francisco CA Public Utilities Commission         5.000%      11/1/15        473,460
     500,000             Southgate CA Public Financing Authority         5.375%      10/1/09        514,960
     500,000                             Tulare CA Sewer Revenue         5.700%     11/15/12        511,955
                                           Vista CA Joint Powers
     500,000                         Financing Authority Revenue         5.450%       5/1/12        499,330
                                                                                                 ----------
                                                                                                  7,345,353


                See accompanying notes to financial statements.

1997 Annual Report
Statement of Investments - June 30, 1997

Muir California Tax-Free Income Portfolio (Con't.)

Principal                 Security                                       Yield      Maturity       Value(a)
Amount                    Description                                                 Date         (Note 1)
Total Municipal Securities                                                                       ----------
(Cost $10,882,126)                                                                               11,097,215

Short Term Investments 4.07%
      24,209                                 Goldman Sachs Trust         1.000%     12/31/99         24,209
         270                                 Goldman Sachs Trust         3.560%     12/31/99            270
       1,692              Municipal Fund For CA Investments Inc.         3.805%     12/31/99          1,692
     457,061              Municipal Fund For CA Investments Inc.         3.842%     12/31/99        457,061

Total Short Term Investments                                                                     ----------
(Cost $483,232)                                                                                     483,232

Total Investments                                                                                ----------
(Cost $11,365,358)(a) 97.50%                                                                     11,580,447

Other assets,
less liabilities 2.50%                                                                              297,392
                                                                                                -----------
Net Assets 100.00%                                                                              $11,877,839
                                                                                                ===========

Key: (a) Cost for federal income tax purposes is the same.
See accompanying notes to financial statements.



E[bullet]Fund(R) Portfolio

Principal             Security                                           Yield      Maturity       Value(a)
Amount                Description                                                    Date          (Note 1)
Commercial Paper 89.96%
     435,000                    Air Products and Chemicals, Inc.         5.600%      8/22/97       $431,481
     800,000                                     Ameritech Corp.         5.500%      7/16/97        798,167
     800,000                                    B.I.Funding Inc.         5.580%       9/3/97        792,064
     800,000                                    Bank Of New York         5.535%      7/22/97        797,417
     800,000                        Bankers Trust New York Corp.         5.540%      9/10/97        791,259
     400,000                    Bell Atlantic Financial Services         5.580%       7/2/97        399,938
     400,000                       Bell Atlantic Network Funding         5.580%      7/11/97        399,380
     700,000                                    Beneficial Corp.         5.570%      7/28/97        697,076
     830,000                               Block Financial Corp.         6.200%       7/1/97        830,000
     800,000                                   Campbell Soup Co.         5.500%       7/7/97        799,267
     250,000                                Canadian Wheat Board         5.550%      9/15/97        247,071
     800,000                                 Chubb Capital Corp.         5.520%       7/7/97        799,264
     320,000                                   Coca Cola Company         5.440%      7/22/97        318,985
     200,000          Cooperative Association of Tractor Dealers         5.640%       7/1/97        200,000
     400,000          Cooperative Association of Tractor Dealers         5.580%       7/3/97        399,876
     800,000                           Countrywide Funding Corp.         5.550%       7/2/97        799,877
     800,000                      Harley Davidson Dealer Funding         5.630%       7/9/97        798,999
     460,000                                         Hasbro Inc.         5.570%      8/29/97        455,801
     155,000                                         Hasbro Inc.         5.590%      8/29/97        153,580

38                See accompanying notes to financial statements.

                                                                 Citizen's Trust
                                         Statement of Investments- June 30, 1997

E[bullet]Fund(R) Portfolio (Con't.)

Principal              Security                                          Yield       Maturity      Value(a)
Amount                 Description                                                   Date          (Note 1)
Commercial Paper (con't.)
     230,000                                         Hasbro Inc.         5.620%      10/7/97        226,481
     320,000                                     Idaho Power Co.         5.530%      7/21/97        319,017
     480,000                                     Idaho Power Co.         5.530%      7/24/97        478,304
     100,000                                         Kellogg Co.         5.500%       7/7/97         99,908
     800,000           Mid States Corporate Federal Credit Union         5.570%      7/17/97        798,019
     505,000              Minnesota Mining and Manufacturing Co.         5.500%      7/22/97        503,380
     295,000              Minnesota Mining and Manufacturing Co.         5.500%      8/12/97        293,107
     800,000                                        Pacific Bell         5.500%      7/18/97        797,922
     360,000                                     Providian Corp.         5.550%      7/17/97        359,112
     800,000                      Sears Roebuck Acceptance Corp.         5.550%      7/16/97        798,150
     800,000                                    Sonoco Prods Co.         5.520%      7/22/97        797,424
     645,000                           Toronto Dominion Holdings         5.500%      7/11/97        644,014
     800,000                                      Toys R Us Inc.         5.470%       7/2/97        799,878
     800,000                                  Xerox Credit Corp.         5.530%       7/8/97        799,140
                                                                                                -----------
Total Commercial Paper
(Cost $18,623,35)                                                                                18,623,358

US Government
Agencies 3.55%
     145,000           Federal Home Loan Mortgage Discount Notes         5.410%      7/14/97        144,717
     590,000                    Federal Home Loan Mortgage Corp.         6.470%       7/7/97        590,100
                                                                                                -----------
Total US Government
Agencies (Cost $734,817)                                                                            734,817

Certificates of
Deposit 0.48%
     100,000                         South Shore Bank Of Chicago         5.150%     12/18/97        100,000
                                                                                                -----------
Total Certificates of
Deposit (Cost $100,000)                                                                             100,000

Small Business
Admininstration(b)(c) 1.23%
     251,264                 Variable Rate Notes (Cost $253,782)         7.00% - 8.37% (b)          253,782
                                                                                                -----------
Total Investments
(Cost $19,711,957)(d) 95.22%                                                                     19,711,957

Other assets, less liabilities 4.78%                                                                990,281
                                                                                                -----------
Net Assets 100%                                                                                 $20,702,238
                                                                                                ===========

Key:
(a) Investments are based upon amortized cost method.
(b) Variable interest rates are subject to change every 7 to 90 days.
(c) Includes a total of 4 notes.
(d) Cost for income tax purposes is the same.



                See accompanying notes to financial statements.               39

1997 Annual Report
Statement of Investments - June 30, 1997


                                                   Working                                   Citizens
                                                    Assets      Citizens       Citizens      Emerging
                                              Money Market        Income          Index        Growth
                                                 Portfolio     Portfolio      Portfolio     Portfolio
                                                 ---------     ---------      ---------     ---------
Assets
Investments in securities,
at market value
    (Identified cost $99,960,197,
    $32,313,938, $148,777,660,
    and $62,496,345,
    respectively) (Note 1)                    $ 99,960,197   $32,679,403   $224,619,315   $69,038,634
Cash                                             1,140,650            66        258,796             -
Receivable for:
    Interest                                       129,519       597,423            242         1,182
    Dividends                                            -             -        244,888        27,264
    Fund shares sold                             2,205,016        79,159        479,471       846,446
    Investment securities sold                           -             -     19,605,407     1,549,139
    SBA principal paydowns                          13,982             -              -
Deferred organization costs (Note 1)                28,447         7,475         43,284         7,429
Prepaid expenses                                    34,078         5,777         23,706         2,681
                                              ------------   -----------   ------------   -----------
Total Assets                                   103,511,889    33,369,303    245,275,109    71,472,775
Liabilities
Payables:
    Investment securities purchased                      -             -     20,504,972     9,703,191
    Capital shares redeemed                        769,167        82,028        638,012     1,412,109
    Distributions                                        -        30,105              -             -
Due to investment adviser                            3,916         2,376         10,649         6,551
Accrued expenses                                    55,509        24,624          4,843         9,993
                                              ------------   -----------   ------------   -----------
Total Liabilities                                  828,592       139,133     21,158,476    11,131,844
Net Assets                                    $102,683,297   $33,230,170   $224,116,633   $60,340,931
                                              ------------   -----------   ------------   -----------
Retail Shares
    Net assets                                $ 85,179,413   $33,230,170   $211,116,037   $60,340,931
    Shares outstanding                          85,179,413     3,148,474     11,700,040     4,268,721
    Net asset value,
    offering and redemption price per share   $       1.00   $     10.56   $      18.04   $     14.14
                                              ------------   -----------   ------------   -----------
Institutional Shares
    Net assets                                $ 17,503,884             -   $ 13,000,596             -
    Shares outstanding                          17,503,884             -        876,298             -
    Net asset value, offering
    and redemption price per share            $       1.00             -   $      14.84             -
                                              ------------   -----------   ------------   -----------


40           See accompanying notes to financial statements.

                                                                  Citizens Trust
                             Statement of Assets and Liabilities - June 30, 1997


                                                   Working                                   Citizens
                                                    Assets      Citizens       Citizens      Emerging
                                              Money Market        Income          Index        Growth
                                                 Portfolio     Portfolio      Portfolio     Portfolio
Net Assets
At June 30, 1997 net assets
consisted of:
Paid-in capital                               $102,683,297   $32,965,473   $140,826,866   $55,230,604
Undistributed net
investment income                                        -             -         97,952             -
Accumulated realized gain (loss)                         -      (100,768)     7,350,160    (1,431,962)
Net unrealized appreciation
of investments                                           -       365,465     75,841,655     6,542,289
                                              ------------   -----------   ------------   -----------
                                              $102,683,297   $33,230,170   $224,116,633   $60,340,931
                                              ============   ===========   ============   ===========


                                                            Muir
                                          Citizens    California
                                            Global      Tax-Free
                                            Equity        Income
                                         Portfolio     Portfolio     E*Fund(R)
                                         ---------     ---------     ---------
Assets
Investments in securities,
at market value
    (Identified cost $22,567,095,
    $11,365,358, and $19,711,957
    respectively) (Note 1)             $29,314,471   $11,580,447   $19,711,957
Cash (including foreign currencies)         31,047         4,078       644,875

Receivable for:
    Interest                                   613       187,234        25,149
    Dividends                               84,678             -             -
    Fund shares sold                       163,294         6,450       580,330
    SBA principal paydowns                       -             -         3,669
Deferred organization costs (Note 1)         7,428        39,891       139,952
Prepaid expenses and others                  2,320        77,268        18,618
                                       -----------   -----------   -----------
Total Assets                            29,603,851    11,895,368    21,124,550

Liabilities

Payables:
    Capital shares redeemed                 14,721             -       399,755
    Distributions                                -         6,266           243
    Due to investment adviser                3,249                      22,314


                See accompanying notes to financial statements.               41

1997 Annual Report
Statement of Assets and Liabilities - June 30, 1997

                                                            Muir
                                          Citizens    California
                                            Global      Tax-Free
                                            Equity        Income
                                         Portfolio     Portfolio     E*Fund(R)
                                         ---------     ---------     ---------
Liabilities (con't.)

Accrued expenses                            12,925        11,263             -
                                       -----------   -----------   -----------
      Total Liabilities                     30,895        17,529       422,312

Net Assets                             $29,572,956   $11,877,839   $20,702,238
                                       -----------   -----------   -----------
Shares outstanding                       2,044,409       741,150    20,702,238
Net asset value, offering and
redemption price per share                  $14.47        $16.03         $1.00
                                       -----------   -----------   -----------
Net Assets
At June 30, 1997 net assets
consisted of:
Paid-in capital                        $22,719,876   $12,066,338   $20,702,238
Undistributed net investment income              -         9,308             -
Accumulated realized gain (loss) of
investments and foreign currencies         107,740      (412,896)            -
Net unrealized appreciation
of investments and foreign currencies    6,745,340       215,089             -
                                       -----------   -----------   -----------
                                       $29,572,956   $11,877,839   $20,702,238
                                       ===========   ===========   ===========



42           See accompanying notes to financial statements.

                                                                  Citizens Trust
                              Statement of Operations - Year Ended June 30, 1997

                                                                                             Citizens
                                            Working Assets      Citizens       Citizens      Emerging
                                              Money Market        Income          Index        Growth
                                                 Portfolio     Portfolio      Portfolio     Portfolio
                                                 ---------     ---------      ---------     ---------
Investment Income
    Interest                                  $  5,339,283   $ 2,652,968   $     32,399   $   111,293
    Dividends                                            -             -      2,792,498       224,028
                                              ------------   -----------   ------------   -----------
Total investment income                          5,339,283     2,652,968      2,824,897       335,321

Expenses
    Investment management
    fees (Note 2)                                  341,144       218,016        878,074       503,188
    Transfer agent fees                            204,548        46,432        144,537        92,767
    Custody and accounting fees                     17,500        18,711          6,865         9,714
    Distribution expense (Note 2)                  162,353        83,851        414,701       125,797
    Administration expense (Note 2)                153,084        44,992        919,818        75,190
    Legal and audit fees                            22,190        11,574         32,018        14,524
    Registration fees                               31,337        13,268         25,283        16,053
    Trustees' fees and expenses                      8,648         8,648          8,648         8,648
    Printing and postage                            95,729        17,143         73,027        44,491
    Dues and insurance                              10,486         2,851         12,685         7,139
    Shareholder services                           140,133        33,348        184,866        97,232
    Other expenses                                  29,348        12,516         17,195        15,809
    Amortization of organization costs               7,145             -          7,061             -
                                              ------------   -----------   ------------   -----------
Total expenses                                   1,223,645       511,350      2,724,778     1,010,552
    Fee reductions (Note 6)                        (17,500)      (18,711)        (6,865)       (9,714)
    Reimbursement by Adviser (Note 2)              (94,266)            -              -             -
                                              ------------   -----------   ------------   -----------
Net expenses                                     1,111,879       492,639      2,717,913     1,000,838
                                              ------------   -----------   ------------   -----------
Net investment income (loss)                     4,227,404     2,160,329        106,984      (665,517)
                                              ------------   -----------   ------------   -----------
Realized and Unrealized
Gain (Loss) on Investments
    Realized gain/(loss) on investments                  -       330,690      8,049,314    (1,434,350)
    Increase in unrealized
    appreciation on investments                          -       503,520     47,548,634     4,711,273
                                              ------------   -----------   ------------   -----------
Net realized and unrealized gain
on investments                                           -       834,210     55,597,948     3,276,923
                                              ------------   -----------   ------------   -----------
Net increase in net assets
resulting from operations                     $  4,227,404   $ 2,994,539   $ 55,704,932   $ 2,611,406
                                              ============   ===========   ============   ===========

                See accompanying notes to financial statements.               43

1997 Annual Report
Statement of Operations - Year Ended June 30, 1997


                                                                  Muir
                                                            California
                                               Citizens       Tax-Free
                                          Global Equity         Income
                                              Portfolio      Portfolio       E*Fund(R)
                                              ---------      ---------       ---------

Investment Income
    Interest                               $    80,447    $   651,878    $   921,590
    Dividends                                  210,234              -              -
    Other income (Note 2)                            -              -         74,257
                                           -----------    -----------    -----------
Total investment income                        290,681        651,878        995,847

Expenses
    Investment management fees (Note 2)        206,581         78,310         17,288
    Transfer agent fees                         36,866         40,777         36,538
    Custody and accounting fees                 46,742         20,546         17,021
    Distribution expense (Note 2)               51,646         30,117              -
    Administration expense (Note 2)             32,743         24,668         11,805
    Legal and audit fees                         8,906          8,525         27,441
    Registration fees                           12,568          2,058         25,819
    Trustees' fees and expenses                  8,648          8,648          8,648
    Printing and postage                        17,680         19,244         27,436
    Dues and insurance                           2,225            989          3,191
    Shareholder services                        38,438         24,759         22,209
    Other expenses                              17,574          2,012         18,797
    Amortization of organization costs               -              -         38,476
                                           -----------    -----------    -----------
Total expenses                                 480,617        260,653        254,669
    Fee reductions (Note 6)                    (46,742)       (20,546)       (17,021)
    Reimbursement by Adviser (Note 2)                -        (63,230)      (237,648)
                                            -----------    -----------    -----------
 Net expenses                                   433,875        176,877             -
                                            -----------    -----------    -----------
 Net investment income (loss)                  (143,194)       475,001        995,847
                                            -----------    -----------    -----------
    Realized and Unrealized Gain on
    Investments and Foreign Currency Transactions
       Realized gain on investments
       and foreign currency transactions        393,718        123,431              -
       Increase in unrealized
       appreciation on investments
       and foreign currencies                 4,332,342        162,280              -
                                             ----------    -----------    -----------
     Net realized and unrealized gain
     on investments and foreign currencies    4,726,060        285,711              -
                                             ----------    ----------     -----------
     Net increase in net assets
     resulting from operations               $4,582,866    $   760,712    $   995,847
                                             ==========    ===========    ===========

44                See accompanying notes to financial statements.


                                                                  Citizens Trust
                                              Statement of Changes in Net Assets

                                                     Working Assets
                                             Money Market Portfolio    Citizens Income Portfolio
                                             ----------------------    -------------------------
                                                         For the year ended June 30,
                                                 1997          1996          1997           1996

Operations
  Net investment income                  $  4,227,404    $4,415,160    $2,160,329   $  1,995,790
  Realized gain
  on investments                                    -             -       330,690         53,207
  Unrealized appreciation
  (depreciation) of investments                     -             -       503,520       (422,710)
                                         ------------    ----------    ----------   -------------
  Change in net assets from
  investment act                            4,227,404     4,415,160     2,994,539      1,626,287

Distributions to
shareholders from:
  Net investment
  income - Retail                          (3,426,811)   (4,158,569)   (2,160,329)    (1,995,790)
  Net investment
  income - Institutional                     (800,593)     (256,591)
                                         ------------    -----------   ----------   ------------
    Total distributions                    (4,227,404)   (4,415,160)   (2,160,329)    (1,995,790)

  Increase (decrease) in net
  assets resulting from capital
  share transactions (Note 5)               9,818,284    (4,746,296)      120,108      2,523,000
                                         ------------    ----------    ----------   ------------
    Total increase (decrease)
    in net assets                           9,818,284    (4,746,296)      954,318      2,153,497

Net Assets
  Beginning of year                        92,865,013    97,611,309    32,275,852     30,122,355
                                         ------------   -----------   -----------   ------------
 End of year                             $102,683,297   $92,865,013   $33,230,170   $ 32,275,852
                                         ============   ===========   ===========   ============

         See accompanying notes to financial statements.                      45

1997 Annual Report
Statement of Changes in Net Assets

                                       Citizens Index Portfolio                 Citizens Emerging Growth
                                       ------------------------                 ------------------------
                                                         For the year ended June 30,
                                          1997             1996                    1997             1996
Operations
  Net investment income (loss)   $     106,984    $     884,927           ($    665,517)   ($    321,881)
  Realized gain (loss)
  on investments                     8,049,314          337,150              (1,434,350)       5,895,322
  Unrealized appreciation
  of investments                    47,548,634       24,446,708               4,711,273        1,140,522
                                 -------------    -------------           -------------    -------------
    Change in net assets
    from investment activities      55,704,932       25,668,785               2,611,406        6,713,963

Distributions to
shareholders from:
  Net investment
  income - Retail                     (633,846)        (289,938)                      -                -
  Net investment
  income - Institutional               (65,259)               -                       -                -
  Net realized gain on
  investments - Retail                (971,044)        (535,008)             (4,391,320)      (1,851,960)
                                 -------------    -------------           -------------    -------------
  Net realized gain on
  investments - Institutional          (65,259)               -                       -                -
    Total distributions             (1,735,408)        (824,946)             (1,851,960)
  Increase in net assets
  resulting from capital share
  transactions (Note 5)             25,643,131       13,564,332              25,711,568       20,909,575
                                 -------------    -------------           -------------   --------------
Total increase in net assets        79,612,655       38,408,171              23,931,654       25,771,578

 Net Assets
  Beginning of year                144,503,978      106,095,807              36,409,277       10,637,699
                                 -------------    -------------           -------------    -------------
  End of year                    $ 224,116,633    $ 144,503,978           $  60,340,931    $  36,409,277
                                 =============    =============           =============    =============
Undistributed net
investment income
  End of year                    $      97,952    $     690,075                       -                -
                                 =============    =============           =============    =============

46                      See accompanying notes to financial statements.

                                                                  Citizens Trust
                                              Statement of Changes in Net Assets

                                                                                  Muir California
                                  Citizens Global Equity Portfolio      Tax-Free Income Portfolio
                                  --------------------------------      -------------------------
                                                    For the year ended June 30,

                                            1997            1996            1997             1996
Operations
    Net investment
    income (loss)                   ($   143,194)   ($   120,143)   $    475,001     $    578,826
    Realized gain (loss)
    on investments and
    foreign currencies                   393,718        (271,000)        123,431          175,608
    Unrealized appreciation
    (depreciation) of investments
    and foreign currencies             4,332,342       1,867,659         162,280          (53,230)
                                    ------------    ------------    ------------     ------------
      Change in net assets
      from investment activities       4,582,866       1,476,516         760,712          701,204

Distributions to
shareholders from:
    Net investment income                      -               -        (466,086)        (578,826)
    Net realized gain
    on investments                             -        (126,086)              -                -
                                    ------------    ------------    ------------     ------------
        Total distributions                    -        (126,086)       (466,086)        (578,826)
    Increase (decrease)
    in net assets resulting
    from capital share
    transactions (Note 5)              9,394,757       4,741,741      (1,638,053)      (2,142,157)
                                    ------------    ------------    ------------     ------------
Total increase (decrease)
in net assets                         13,977,623       6,092,171      (1,343,427)      (2,019,779)

Net Assets
    Beginning of year                 15,595,333       9,503,162      13,221,266       15,241,045
                                    ------------    ------------    ------------     ------------
    End of year                     $ 29,572,956    $ 15,595,333    $ 11,877,839     $ 13,221,266

Undistributed net
investment income
    End of year                                -               -    $      8,915                -
                                    ============    ============    ============     ============


     See accompanying notes to financial statements.                          47

1997 Annual Report
Statement of Changes in Net Assets

                                           E[bullet]FUND(R)
                                      For the year ended June 30:
                                            1997      1996

Operations
    Net income                         $   995,847     $   238,610
                                       -----------     -----------
    Change in net assets from
    investment activities                  995,847         238,610

Distributions to
shareholders from:
    Net income                            (995,847)       (238,610)
                                       -----------     -----------
    Total distributions                   (995,847)       (238,610)

    Increase in net assets
    resulting from capital share
    transactions (note 5)                9,620,016      11,082,222
                                       -----------     -----------
Total increase in net assets             9,620,016      11,082,222

Net Assets
    Beginning of year                   11,082,222               -
                                       -----------     -----------
    End of year                        $20,702,238     $11,082,222
                                       ===========     ===========

48                See accompanying notes to financial statements.

                                                                  Citizens Trust
                                                            Financial Highlights

                                                    Working Assets Money Market Portfolio
                                                         For the year ended June 30:

RETAIL SHARES                           1997        1996       1995       1994        1993        1992
                                        ----        ----       ----       ----        ----        ----

Selected Per-Share Data
Net asset value,
beginning of period                    $1.00       $1.00      $1.00      $1.00       $1.00       $1.00
                                       -----       -----      -----      -----       -----       -----
    Income from
    investment operations
      Net investment income            0.042       0.045      0.044      0.023       0.024       0.041
                                       -----       -----      -----      -----       -----       -----
    Less Distributions
      Dividends (from net
      investment income)              (0.042)     (0.045)    (0.044)    (0.023)     (0.024)     (0.041)
                                       -----       -----      -----      -----       -----       -----
Net asset value,
end of period                          $1.00       $1.00      $1.00      $1.00       $1.00       $1.00
                                       =====       =====      =====      =====       =====       =====
Total return                           4.30%       4.60%      4.51%      2.35%       2.43%       4.16%

Ratios and
Supplemental Data
    Net assets, end of
    period (thousands)               $85,179    $78,326     $97,611   $103,766    $152,625    $223,951

    Ratio of expenses to
    average net assets                 1.27%      1.21%       1.16%      1.16%       1.11%       1.07%

    Ratio of expenses to
    average net assets
    prior to reimbursement             1.39%      1.21%       1.16%      1.16%       1.11%       1.07%

    Ratio of expenses to
    average net assets
    net of reimbursement
    and fee waivers                    1.25%      1.18%       1.16%      1.16%       1.11%       1.07%

    Ratio of net income to
    average net assets                 4.23%      4.56%       4.39%      2.31%       2.41%       4.09%

    Ratio of net income to
    average net assets
    prior to reimbursement             4.12%      4.56%       4.39%      2.31%       2.41%       4.09%

See accompanying notes to financial statements.                               49

1997 Annual Report
Financial Highlights
                                  Working Assets Money Market Portfolio (Con't.)

                                                    For the year ended June 30*:
Institutional Shares                                      1997         1996
                                                          ----         ----
Selected Per-Share Data
Net asset value, beginning of period                     $1.00         $1.00
                                                         -----         -----
    Income from investment operations
     Net investment income                               0.049         0.021
    Less distributions
      Dividends (from net investment income)            (0.049)       (0.021)
                                                         -----         -----
Net asset value, end of period                           $1.00         $1.00
                                                         =====         =====
Total return                                             5.01%         2.09%

Ratios and Supplemental Data
    Net assets, end of period (thousands)              $17,504       $14,539
    Ratio of expenses to average net assets              0.60%         0.47%*
    Ratio of expenses to average net assets
    net of reimbursement and fee waivers                 0.60%         0.47%*
    Ratio of net income to average net assets            4.92%         5.16%*


For the period from February 1, 1996 to June 30, 1996
*Annualized

50               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                                            Financial Highlights

                                                                             Citizens Income Portfolio
                                                                                                                     For the period
                                                                  For the year ended June 30:                        ended June 30:
                                                1997           1996           1995           1994           1993          1992+
                                                ----           ----           ----           ----           ----          -----
Selected Per-Share Data
Net asset value,
beginning of period                           $10.28         $10.38         $10.04         $10.60         $10.07        $10.00
                                              ------         ------         ------         ------         ------        ------
    Income from
    investment operations
      Net investment income                     0.67           0.66           0.65           0.55           0.46          0.01
      Net gain (loss) on securities
      (both realized and unrealized)            0.28          (0.10)          0.36          (0.54)          0.54          0.07
                                              ------         ------         ------         ------         ------        ------
    Total from
    investment operations                       0.95           0.56           1.01           0.01           1.00          0.08
    Less distributions
      Dividends from net
      investment income                        (0.67)         (0.66)         (0.65)         (0.55)         (0.47)        (0.01)
      Distributions from net
      realized gains                               -              -          (0.02)         (0.02)             -             -
                                              ------         ------         ------         ------         ------        ------
    Total distributions                        (0.67)         (0.66)         (0.67)         (0.57)         (0.47)        (0.01)
                                              ------         ------         ------         ------         ------        ------
Net asset value,
end of period                                 $10.56         $10.28         $10.38         $10.04         $10.60        $10.07
                                              ======         ======         ======         ======         ======        ======
Total return                                   9.57%          5.48%         10.45%          5.04%         10.08%        14.60%*

Ratios and Supplemental Data
    Net assets, end
    of period (thousands)                    $33,230        $32,276        $30,122        $24,410        $12,601        $1,030

    Ratio of expenses to
    average net assets                         1.47%          1.43%          1.35%          1.25%          1.42%         1.75%*

    Ratio of expenses to
    average net assets
    prior to reimbursement                     1.47%          1.48%          1.48%          2.01%          2.38%         1.75%*

    Ratio of expenses to
    average net assets net of
    reimbursement & fee waivers                1.41%          1.38%          1.35%          1.25%          1.42%         1.75%

    Ratio of net income
    to average net assets                      6.44%          6.26%          6.47%          5.43%          4.98%         4.38%*

    Ratio of net income
    to average net assets prior
    to reimbursement                           6.44%          6.21%          6.34%          4.68%          4.02%         4.38%*

    Portfolio turnover rate                   64.56%         41.36%         46.03%         52.62%         22.35%         0.00%

+Commencement of operations June 10, 1992
*Annualized
            See accompanying notes to financial statements.                   51

1997 Annual Report
Financial Highlights

                                                                   Citizens Index Portfolio
                                                               Retail Shares                       Institutional Shares
                                                    For the year          For the period     For the year     For the period
                                                    ended June 30:        ended June 30:     ended June 30:   ended June 30:

                                                1997            1996            1995[dagger]   1997             1996[sec]
                                                ----            ----            ----           ----             ----
Selected Per-Share Data
Net asset value,
beginning of year                             $13.41          $10.94          $10.00           $11.00           $10.00
                                              ------          ------          ------           ------           ------
    Income from
    investment operations
      Net investment income                     -               0.08            0.01             0.08             0.08
      Net gain on securities both
      realized and unrealized                   4.78            2.47            0.93             3.94             0.92
                                              ------          ------          ------           ------           ------
    Total from
    investment operations                       4.78            2.55            0.94             4.02             1.00
    Less distributions
      Dividends from net
      investment income                        (0.06)          (0.03)              -            (0.09)               -
      Distributions from net
      realized gains                           (0.09)          (0.05)              -            (0.09)               -
                                              ------          ------          ------           ------           ------
    Total distributions                        (0.15)          (0.08)              -            (0.18)               -
                                              ------          ------          ------           ------           ------
Net asset value, end of period                $18.04          $13.41          $10.94           $14.84           $11.00
                                              ======          ======          ======           ======           ======
Total return                                   35.88%          23.41%           9.40%          36.93%            10.00%

Ratios and Supplemental Data
    Net assets,
    end of period (thousands)                $211,116        $136,980        $106,096         $13,001           $7,524

    Ratio of expenses to
    average net assets                          1.59%           1.82%           1.75%*           0.88%            1.01%*

    Ratio of expenses to
    average net assets
    net of reimbursement
    and fee waivers                             1.59%           1.79%           1.75%            0.88%            0.98%*

    Ratio of net income
    to average net assets                       0.02%           0.68%           0.98%*           0.76%            2.37%*

    Portfolio turnover rate                    18.64%           6.44%          64.95%           18.64%            6.44%
    Average broker commision
    per share                                  $0.0443

*Annualized
[dagger]Commencement of operations March 3, 1995
[sec]Commencement of operations January 25, 1996

52                      See accompanying notes to financial statements.


                                                                  Citizens Trust
                                                            Financial Highlights

                                                         Citizens Emerging Growth Portfolio
                                                                                           For the period
                                                      For the year ended June 30:          ended June 30:

                                                  1997           1996           1995           1994[dagger]
                                                  ----           ----           ----           ----
Selected Per-Share Data
Net asset value,
beginning of period                             $14.87         $11.87          $9.93         $10.00
                                                ------         ------         ------         ------
    Income (loss) from
    investment operations
      Net investment income (loss)               (0.16)         (0.13)          0.07           0.01
      Net gain (loss) on securities
      (both realized and unrealized)              0.68           4.72           2.18          (0.08)
                                                ------         ------         ------         ------
         Total from
         investment operations                    0.52           4.59           2.25          (0.07)
    Less distributions
      Dividends from net
      investment income                              -                 -       (0.09)             -
      Distributions from net
      realized gains                             (1.25)         (1.59)         (0.22)             -
                                                ------         ------         ------         ------
      Total distributions                        (1.25)         (1.59)         (0.31)             -
                                                ------         ------         ------         ------
Net asset value,
end of period                                   $14.14         $14.87         $11.87          $9.93
                                                ======         ======         ======          =====
Total return                                     4.03%         42.43%         23.24%         -1.80%*

Ratios and Supplemental Data
    Net assets, end of period
    (thousands)                                $60,341        $36,409        $10,638         $3,754

    Ratio of expenses to
    average net assets                           2.01%          2.10%          1.90%          1.89%*

    Ratio of expenses to
    average net assets
    prior to reimbursement                      .2.01%          2.34%          2.93%          3.81%*

    Ratio of expenses to
    average net assets
    net of reimbursement
    and fee waivers                               1.99%          2.02%         1.90%          1.89%*

    Ratio of net income (loss)
    to average net assets                        -1.32%         -1.64%         0.53%          0.63%*

    Ratio of net income (loss)
    to average net assets
    prior to reimbursement                       -1.32%         -1.88%        -0.50%         -1.29%*

    Portfolio turnover rate                     228.66%        337.41%       231.30%         33.35%
    Average broker commision
    per share                                  $0.0222

*Annualized
[dagger]Commencement of operations February 8, 1994

              See accompanying notes to financial statements.                 53

1997 Annual Report
Financial Highlights

                                                           Citizens Global Equity Portfolio
                                                                                           For the period
                                                      For the year ended June 30:          ended June 30:

                                                  1997           1996           1995           1994[dagger]
                                                  ----           ----           ----           ----

Selected Per-Share Data
Net asset value,
beginning of period                             $11.89         $10.69        $ 9.80         $10.00
                                                ------         ------        ------         ------
    Income (loss) from
    investment operations
       Net investment income (loss)              (0.07)         (0.10)        (0.01)          0.01
       Net gain (loss) on securities
       (both realized and unrealized)             2.65           1.43          0.96          (0.21)
                                                ------         ------        ------         ------
         Total from
         investment operations                    2.58           1.33          0.95          (0.20)
    Less distributions
       Distributions from net
       realized gains                               -           (0.13)        (0.06)              -
                                                ------         ------        ------         ------
       Total distributions                          -           (0.13)        (0.06)              -
                                                ------         ------        ------         ------
Net asset value, end of period                  $14.47         $11.89        $10.69         $ 9.80*
                                                ------         ------        ------         ------
Total Return                                     21.70%         12.52%         9.77%         -5.14%*

Ratios and Supplemental Data
     Net assets, end of period
     (thousands)                               $29,573        $15,595         $9,503        $5,639

     Ratio of expenses to
     average net assets                           2.33%          2.72%         2.50%          2.50%*

     Ratio of expenses to
     average net assets
     prior to reimbursement                       2.33%          2.72%         2.99%          3.16%*

     Ratio of expenses to
     average net assets
     net of reimbursement
     and fee waivers                              2.10%          1.55%         2.50%          2.50%

     Ratio of net income (loss)
     to average net assets                      -0.697%         -1.01%         0.00%          0.25%

     Ratio of net income (loss)
     to average net assets prior
     to reimbursement                           -0.697%         -1.01%        -0.49%        -0.41%*

     Portfolio turnover rate                     69.34%         85.92%        22.10%          0.00%
     Average broker commision
     per share                                 $0.0204

[dagger] Commencement of operations February 8, 1994

*Annualized

54                See accompanying notes to financial statements.


                                                                                                Citizens Trust
                                                                                          Financial Highlights
                                                         Muir California Tax-Free Income Portfolio

                                                                            For the period
                                                                            April 1, 1994     For the year
                                                For the year ended June 30:   to June 30      ended March 31
                                                1997       1996       1995       1994        1994         1993
Selected Per-Share Data
Net asset value,
beginning of period                           $15.64     $15.53      $15.43     $15.71      $16.67      $15.76
                                              ------     ------      ------     ------      ------      ------
    Income from
    investment operations
      Net investment income                     0.64       0.62        0.67       0.18        0.84        0.90
      Net gain on securities both
      realized and unrealized                   0.37       0.11        0.10       0.01       (0.79)       1.00
                                              ------     ------      ------     ------      ------      ------
         Total from
         investment operations                  1.01       0.73        0.77       0.19        0.05        1.90
    Less distributions
       Dividends from net
       investment income                       (0.62)     (0.62)      (0.67)     (0.32)      (0.86)      (0.91)
       Distributions from net
       realized gains                             -          -           -       (0.15)      (0.15)      (0.08)
                                              ------     ------      ------     ------      ------      ------
       Total distributions                     (0.62)     (0.62)      (0.67)     (0.47)      (1.01)      (0.99)
                                              ------     ------      ------     ------      ------      ------
Net asset value,
end of period                                 $16.03     $15.64      $15.53      $15.43     $15.71      $16.67
                                              ======     ======      ======      ======     ======      ======
Total return                                    6.55%      4.71%       5.15%       5.09%     *0.04%      12.58%
Ratios and Supplemental Data
     Net assets, end
     of period (thousands)                   $11,878    $13,221     $15,241    $17,276    $17,532      $15,455

     Ratio of expenses to
     average net assets                         1.64%     1.55%        1.25%      1.25%      *0.75%       0.46%

     Ratio of expenses to
     average net assets
     prior to reimbursement                     2.16%     1.87%        1.74%      1.86%      *1.62%       1.87%

     Ratio of expenses to
     average net assets
     net of reimbursement and
     fee waivers                                1.47%     1.45%       1.25%       1.25%      *0.75%       0.46%

     Ratio of net income
     to average net assets                      3.97%     3.98%       4.37%       4.70%      *4.98%       5.59%

     Ratio of net income
     to average net assets
     prior to reimbursement                     3.44%     3.66%       3.88%       4.09%      *4.11%       4.18%

     Portfolio turnover rate                   83.05%     83.12%     74.94%      38.29%      31.04%      36.24%

*Annualized

              See accompanying notes to financial statements.                 55

1997 Annual Report
Financial Highlights

                                                    E[bullet]Fund(R)

                                                For the year ended June 30:
                                                   1997            1996
Selected Per-Share Data
Net asset value,
beginning of period                               $1.00           $1.00
                                                  -----           -----
  Income from operations
     Net investment income                         0.057           0.059
                                                  -----           -----
  Less distributions
     Dividends (from net
     investment income)                           (0.057)         (0.059)
                                                  -----           -----
Net asset value,
end of period                                     $1.00           $1.00
                                                  =====           =====
Total return                                       5.90%           6.10%
Ratios and Supplemental Data
  Net assets, end
  of period (thousands)                         $20,702         $11,082

  Ratio of expenses to
  average net assets                               0.10%           0.00%

  Ratio of expenses to
  average net assets
  prior to reimbursement                           1.47%           1.55%

  Ratio of expenses to
  average net assets
  net of reimbursement
  and fee waivers                                  0.00%           0.00%

  Ratio of net income to
  average net assets                               5.76%           6.02%

  Ratio of net income to
  average net assets prior
  to reimbursement                                 4.39%           4.64%

56                See accompanying notes to financial statements.

                                                                  Citizens Trust

                                   Notes to Financial Statements - June 30, 1997

NOTE 1 - Summary of Significant Accounting Policies

Organization

Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Muir California Tax-Free Income Portfolio and the E[bullet]fund (the "Portfolios") are each a series of shares of beneficial interest of Citizens Investment Trust ("Citizens Trust" or the "Trust"). The Trust is registered as an open-end management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on November 24, 1982, and is authorized to issue an unlimited number of no par value shares in one or more series and one or more classes within the series. The following is a summary of significant accounting policies followed by the Portfolios.

Primary Objectives of Portfolios

Working Assets Money Market Portfolio and the E[bullet]fund(R) - current income consistent with safety and liquidity.

Citizens Income Portfolio - invests in fixed income securities to generate current income and pay a dividend every month.

Citizens Index Portfolio - market-weighted portfolio of 300 companies with the objective of long-term capital appreciation.

Citizens Emerging Growth Portfolio - invests in promising small and medium sized companies with the objective of aggressive growth.

Citizens Global Equity Portfolio - Holds U.S. and foreign stocks for capital appreciation.

Muir California Tax-free Income Portfolio - provides a high level of current income exempt from both federal and California state personal income tax.

Security Valuation

Working Assets Money Market Portfolio's and the E[bullet]fund's securities are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Board of Trustees to represent fair value. With respect to the other Portfolios, securities for which market quotations are readily available are valued at the most recent closing sale price or, if there is no closing sale price, at the bid price except for municipal bonds which are valued at the mean between the bid and asked price. Fixed income securities maturing within sixty days are normally valued at cost, plus or minus any amortized discount or premium, provided that the Board of Trustees determines that amortized cost equals market value. All securities for which market quotations are not readily available will be fairly valued by Citizens Advisers, the Trust's adviser, in good faith under the supervision of the Board of Trustees.

The Muir California Tax-Free Income Portfolio invests in debt instruments of municipal issuers. The issuers' abilities to meet their obligations may be affected by economic developments in the state of California.

Security Transactions, Investment Income and Other

Security transactions are recorded on the trade date. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses are recorded on the identified cost basis. The Money Market Portfolio and the E[bullet]fund seek to maintain a continuous net asset value per share of $1.00 and intend to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act in order to be considered a money market fund. If net asset value per share using available market information deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

1997 Annual Report
Notes to Financial Statements--June 30, 1997

Call and Put Options

Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Citizens Index Portfolio and Muir California Tax-Free Income Portfolio - When a Portfolio writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the options.

The premium paid by a Portfolio for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If a Portfolio enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater (less) than the cost of the option purchased. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Portfolio exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. A Portfolio as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Distributions

Citizens Income Portfolio distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to Citizens Index Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, distributions to shareholders from net investment income and net capital gains, if any, are distributed annually. With respect to the Working Assets Money Market Portfolio, E[bullet]fund and the Muir California Tax-Free Income Portfolio, dividends from net investment income are accrued daily and are reinvested in additional shares or paid in cash monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of post-October losses.

Federal Income Taxes

No provision has been made for federal taxes on the Portfolios' income since it is the policy of the Portfolios to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.

Deferred Organization Costs

All costs incurred in connection with the organization, registration and/or reorganization of the Portfolios have been paid by the Portfolios. These costs are being amortized on a straight line basis over a period not to exceed sixty months.

Citizens Trust
Notes to Financial Statements-June 30, 1997

Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates.

NOTE 2 - Investment Advisory Fee and Other Transactions with Affiliates

Citizens Advisers (the "Adviser") serves as Adviser to each of the Portfolios. Citizens Securities (the "Distributor"), is a wholly owned subsidiary of the Adviser and serves as the Distributor of each of the Portfolios' shares. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Portfolio's average net assets. Those rates are a follows: Working Assets Money Market Portfolio, .35%; Citizens Income Portfolio and Muir California Tax-Free Income Portfolio, .65%; Citizens Index Portfolio,
 .50%; Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, 1.00%; and E[bullet]fund .10%. The Adviser has agreed to reduce or eliminate its fee to the extent that the total expenses of a Portfolio for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits: Working Assets Money Market Portfolio, 1.50% of the first $40 million of average net assets and 1% thereafter; Citizens Income Portfolio, 1.75% of the first $75 million of average net assets and 1.25% thereafter; Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, 2.10%, 2.50% and 1.50%, respectively, of average net assets. The Adviser may also voluntarily reduce its fee or waive reimbursement of distribution costs so that the total expenses of a Portfolio are below such limits. The Adviser is currently waiving all expenses of the E[bullet]fund. Such voluntary reimbursements may cease at any time. Reimbursements for the period ended June 30, 1997, were $94,266, $63,230 and $237,648 for the Working Assets Money Market Portfolio, Muir California Tax-Free Income Portfolio and E[bullet]fund, respectively.

GMG/Seneca Capital Management serves as the Sub-Adviser for Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Muir California Tax-Free Income Portfolio and E[bullet]fund. Clemente Capital, Inc. serves as the Sub-Adviser for Citizens Global Equity Portfolio and RhumbLine Advisers serves as the Sub-Adviser for Citizens Index Portfolio. For their services, the Sub-Advisers receive fees, paid by the Adviser as follows:

                                         Percent of               Percent of
                                          average                 management
                                         net assets            fee paid Adviser
Money Market Portfolio                      .08%                     -
E[bullet]fund                               .08%                     -
Income Portfolio                            .165%                    -
Index Portfolio                             .10%                     -
Emerging Growth Portfolio                   .0-                     35%
Global Equity Portfolio                     .35%                     -
Muir California Tax-Free Portfolio          .175%                    -

The Trust's distribution agreement allows the Distributor to be reimbursed for distribution-related expenses up to .20% of the average daily net assets of the Working Assets Money Market Portfolio and up to .25% of the average daily net assets of the other Portfolios, with the exception of the E[bullet]Fund and the Institutional Classes of the Money Market Portfolio and the Citizens Index Portfolio, which have no distribution-related expenses.

Pursuant to an Administrative Services Agreement, the Adviser assumes a number of general administrative services for each Portfolio for which the Adviser is paid a monthly fee based on an annual rate of each Portfolio's average net assets. Those rates are as follows: Working Assets Money Market

1997 Annual Report
Notes to Financial Statements


Portfolio - Retail Class - .15%; Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio - .10%; and Citizens Index Portfolio - Retail Class - .50%.

Shareholders of the E[bullet]fund are issued Mastercard debit cards. The Distributor collects and forwards to the Portfolio 1% of the amount of debit card purchases, subject to the limit that the amounts paid the Portfolio, together with any other "non-qualifying" income received by the Portfolio in any fiscal year will not exceed 9.75% for the Portfolio's gross income for that year.

Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $6,000 and $1,000 for each day's attendance of a trustee's meeting.

NOTE 3 - Investment Securities

Purchases of investments, other than short-term securities, aggregated $20,876,585, $56,271,949, $130,997,072, $19,703,967 and $9,591,197 for the
Citizens Income Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, respectively, for the period ended June 30, 1997. Sales of investments, other than short-term securities, aggregated $21,454,514, $32,602,780, $100,048,921, $12,286,546 and $11,365,925 for the Citizens Income
Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Muir California Tax-Free Income Portfolio, respectively, for the period ended June 30, 1997.

The amount of unrealized appreciation (depreciation) of investments as of June 30, 1997, is as follows:

                                                                                                 Muir
                                                                                           California
                                                                                             Tax Free
                                                                  Emerging        Global     Tax-Equity
                                      Income           Index        Growth        Equity         Income
                                   Portfolio       Portfolio     Portfolio     Portfolio      Portfolio
Gross Appreciation                  $511,511     $79,117,972    $7,005,654    $6,937,715       $255,257
Gross Depreciation                  (146,046)     (3,276,315)     (463,365)     (190,339)      (40,527)
                                    --------     -----------    ----------    ----------       --------
Net Appreciation                    $365,465     $75,841,655    $6,542,289    $6,747,376       $214,730

Investments have the same cost for tax and financial statement purposes.

NOTE 4 - Restricted Securities

On June 30, 1997, the Citizens Index Portfolio held restricted securities (i.e., securities which may not be publicly sold without registration under the Securities Act of 1933 ( the "1933 Act") or without an exemption under the 1933
Act). These securities are valued at fair value as determined by the Board of Trustees. On June 30, 1997, and on the acquisition dates of the restricted securities, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and costs of restricted securities are as follows:

                                          Date of
                                      Acquisition                Cost
Energia Global,
Series A Conv. Pfd.                 April 1, 1993            $250,000
Vulcan Power Co.,
Class A                              June 1, 1993             300,000
                                                             --------
Total                                                        $550,000


At June 30, 1997, the cost and market value of Energia Global were the same. Vulcan Power had no market value on June 30, 1997. Total restricted securities represented 0.11% of net assets.

                                                                  Citizens Trust
                                     Notes to Financial Statements-June 30, 1997

NOTE 5 - Capital Shares

Transactions in capital stock were as follows:

Working Assets Money Market Portfolio

                                                   Retail Class                       Retail Class
                                             Year Ended 6/30/97                 Year Ended 6/30/96
                                       Shares             Value            Shares            Value
Shares sold                       112,553,683      $112,553,683       89,524,066      $89,524,066
Shares redeemed                  (109,064,955)     (109,064,955)    (112,854,324)    (112,854,324)
Shares issued in
reinvestment of
distributions                       3,364,638         3,364,638        4,044,997        4,044,997
                                  -----------      ------------     ------------     -------------
Net increase
(decrease)                          6,853,366        $6,853,366      (19,285,261)    ($19,285,261)

                                            Institutional Class               Institutional Class
                                             Year Ended 6/30/97                Year Ended 6/30/96
                                       Shares             Value           Shares            Value
Shares sold                        13,951,439       $13,951,439       18,169,824      $18,169,824
Shares redeemed                   (11,780,996)      (11,780,996)      (3,884,469)      (3,884,469)
Shares issued in
reinvestment of
distributions                         794,475           794,475          253,610          253,610
                                  -----------       -----------       ----------      -----------
Net increase
(decrease)                          2,964,918        $2,964,918       14,538,965      $14,538,965

Citizens Income Portfolio
                                             Year Ended 6/30/97                Year Ended 6/30/96
                                       Shares             Value           Shares            Value
Shares sold                           838,253        $8,769,851          960,101      $10,068,858
Shares redeemed                    (1,003,548)      (10,461,769)        (888,785)      (9,292,285)
Shares issued in
reinvestment of
distributions                         173,608         1,812,026          167,102        1,746,427
                                   ----------       ----------        ----------      -----------
Net increase                            8,313          $120,108          238,418       $2,523,000

Citizens Index Portfolio
                                                   Retail Class                      Retail Class
                                             Year Ended 6/30/97                Year Ended 6/30/96
                                       Shares             Value           Shares            Value
Shares sold                         2,973,987       $45,828,710        2,251,655      $27,976,155
Shares redeemed                    (1,591,178)      (24,219,385)      (1,805,346)     (22,418,230)
Shares issued in
reinvestment of
distributions                         105,816         1,574,541           66,739          808,873
                                   ----------       -----------       ----------      -----------
Net increase                        1,488,625       $23,183,866          513,048       $6,366,798

1997 Annual Report
Notes to Financial Statements-June 30, 1997

Citizens Index Portfolio (Con't.)

                                           Institutional Class                Institutional Class
                                            Year Ended 6/30/97                 Year Ended 6/30/96
                                       Shares            Value            Shares            Value
Shares sold                           291,398       $3,682,414           687,394       $7,237,544
Shares redeemed                      (109,750)      (1,348,908)           (3,661)         (40,010)
Shares issued in
reinvestment of
distributions                          10,317          125,759                 -                -
                                    ---------       ----------           -------       ----------
Net increase                          191,965       $2,459,265           683,733       $7,197,534

Citizens Emerging Growth Portfolio

                                            Year Ended 6/30/97                 Year Ended 6/30/96
                                       Shares            Value            Shares            Value
Shares sold                         5,552,259      $76,934,885         1,982,405      $27,359,334
Shares redeemed
(4,052,228)                       (55,472,753)        (584,334)       (8,250,469)
Shares issued in
reinvestment of
distributions                         319,747        4,249,436           154,700        1,800,710
                                   ----------      -----------        ----------      -----------
Net increase                       $1,819,778      $25,711,568         1,552,771      $20,909,575

Citizens Global Equity Portfolio

                                            Year Ended 6/30/97                 Year Ended 6/30/96
                                       Shares            Value            Shares            Value
Shares sold                           982,862      $12,555,317           568,325       $6,383,820
Shares redeemed                      (249,910)      (3,160,560)         (157,671)      (1,763,879)
Shares issued in
reinvestment of
distributions                               -                -            11,437          121,800
                                     --------      -----------          --------      -----------
Net increase
(decrease)                            732,952       $9,394,757           422,091       $4,741,741

Muir California Tax-Free Income Portfolio

                                                    Year Ended 6/30/97Year Ended 6/30/96
                                       Shares            Value            Shares            Value
Shares sold                            96,462       $1,539,633            58,015         $915,810
Shares redeemed                      (225,842)      (3,578,453)         (224,461)      (3,534,455)
Shares issued in
reinvestment of
distributions                          25,252          400,767            30,073          476,088
                                     --------      -----------          --------      -----------
Net increase
(decrease)                           (104,128)     ($1,638,053)         (136,373)     ($2,142,557)

E[bullet]fund

                                            Year Ended 6/30/97                 Year Ended 6/30/96
                                       Shares            Value            Shares            Value
Shares sold                        65,756,652      $65,756,652        19,817,895      $19,817,895
Shares redeemed                   (57,122,135)     (57,122,135)       (8,955,215)     (8,955,215)
Shares issued in
reinvestment of
distributions                         985,499          985,499           219,542          219,542
                                    ---------       ----------        ----------      -----------
Net increase                        9,620,016       $9,620,016        11,082,222      $11,082,222

                                                                  Citizens Trust
                              Report of Independent Certified Public Accountants

NOTE 6 - Custody of Securities

Under an agreement with the Custodian Bank, custody fees are reduced by credits for credits for cash balances. Such reductions totaled $137,098 and $143,915 for the Trust during the years ended June 30, 1997 and 1996, respectively.

To the Shareholders and Trustees of
Citizens Investment Trust

We have audited the accompanying statements of assets and liabilities of Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Muir California Tax-Free Income Portfolio and the E[bullet]fund, each a series of shares of beneficial interest of Citizens Investment Trust, formerly Working Assets Common Holdings, including the statements of investments, as of June 30, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for the periods indicated thereon, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio, Muir California Tax-Free Income Portfolio and the E[bullet]fund as of June 30, 1997, the results of their operations for the year then ended, the changes in their net assets for the periods referred to above, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.




TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 25, 1997

1997 Annual Report

                      This page intentionally left blank.

1997 Annual Report Service Providers:

Distributor

Citizens Securities
One Harbour Place, Portsmouth, NH 03801
800-223-7010 [bullet] 603-436-5152

Manager

Citizens Advisers
One Harbour Place, Portsmouth, NH 03801
800-223-7010

Trustees

Azie Taylor Morton, Chair; William D. Glenn II; Sophia Collier;
Lokelani Devone; Juliana Eades; J.D. Nelson; Ada Sanchez

Custodian

State Street Bank and Trust Company
Boston, MA

Transfer Agent & Dividend Disbursing Agent

PFPC Inc.
Wilmington, DE

Legal Counsel

Bingham, Dana & Gould, LLP
Boston, MA

Independent Auditors

Tait, Weller & Baker
Philadelphia, PA



World Wide Web Address: http://www.efund.com
[Copy Right]1997 Citizens Advisers
Printed on recycled paper using soy-based inks.

[Block logo] Citizens Trust [Trademark]

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Suite 525
Portsmouth, New Hampshire
03801

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